Henderson Global Funds
Prospectus
November 30, 2015
as amended December 17, 2015

All Asset Fund (HGAAX, HGACX, HGAIX, HGARX)

Dividend & Income Builder Fund (HDAVX, HDCVX, HDIVX, HDRVX)

Emerging Markets Fund (HEMAX, HEMCX, HEMIX, HEMRX)

European Focus Fund (HFEAX, HFECX, HFEIX, HFERX)

Global Equity Income Fund (HFQAX, HFQCX, HFQIX, HFQRX)

Global Technology Fund (HFGAX, HFGCX, HFGIX, HFGRX)

High Yield Opportunities Fund (HYOAX, HYOCX, HYOIX, HYORX)

International Long/Short Equity Fund (HLNAX, HLNCX, HLNIX, HLNRX)

International Opportunities Fund (HFOAX, HFOCX, HFORX, HFOIX, HFOSX)

International Select Equity Fund (HSQAX, HSQCX, HSQIX, HSQRX)

Strategic Income Fund (HFAAX, HFACX, HFAIX, HFARX)

Unconstrained Bond Fund (HUNAX, HUNCX, HUNIX, HUNRX)

US Growth Opportunities Fund (HGRAX, HGRCX, HGRIX, HGRRX)

November 30, 2015
as amended December 17, 2015
Henderson All Asset Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HGAAX                                HGACX                                HGAIX                                HGARX
Henderson Dividend & Income Builder Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HDAVX                                HDCVX                                HDIVX                                HDRVX
Henderson Emerging Markets Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HEMAX                                HEMCX                               HEMIX                                HEMRX
Henderson European Focus Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFEAX                                HFECX                                  HFEIX                               HFERX
Henderson Global Equity Income Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFQAX                                HFQCX                                HFQIX                                HFQRX
Henderson Global Technology Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFGAX                                HFGCX                                HFGIX                                HFGRX
Henderson High Yield Opportunities Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HYOAX                                HYOCX                                HYOIX                               HYORX
Henderson International Long/Short Equity Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HLNAX                                HLNCX                                HLNIX                                 HLNRX
Henderson International Opportunities Fund
Class A Shares | Class C Shares | Class R Shares | Class I Shares | Class R6 Shares
HFOAX                                HFOCX                                HFORX                              HFOIX                                HFOSX
Henderson International Select Equity Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HSQAX                                HSQCX                               HSQIX                                HSQRX
Henderson Strategic Income Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFAAX                                HFACX                                HFAIX                                HFARX
Henderson Unconstrained Bond Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HUNAX                               HUNCX                                HUNIX                                HUNRX
Henderson US Growth Opportunities Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HGRAX                                HGRCX                               HGRIX                               HGRRX

Prospectus

The Henderson All Asset Fund’s investment objective is to provide total return by investing in a broad range of asset classes. The Henderson Dividend & Income Builder Fund’s investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Dividend & Income Builder Fund’s secondary objective is to seek to provide long-term capital appreciation. The Henderson Emerging Markets Fund’s investment objective is to achieve long-term growth of capital. The Henderson European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies. The Henderson Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Henderson Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies. The Henderson High Yield Opportunities Fund’s investment objective is to seek total return with current income as a secondary objective. The Henderson International Long/Short Equity Fund’s investment objective is to achieve long-term capital appreciation.  The Henderson International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies. The Henderson International Select Equity Fund’s investment objective is to achieve long-term capital appreciation. The Henderson Strategic Income Fund’s investment objective is to seek total return through current income and capital appreciation. The Henderson Unconstrained Bond Fund’s investment objective is to seek total return through current income and capital appreciation.  The Henderson US Growth Opportunities Fund’s investment objective is to seek long-term capital appreciation.

As with all mutual fund securities, the Securities and Exchange Commission and, in the case of the Henderson Unconstrained Bond Fund, the Commodity Futures Trading Commission does not approve or disapprove these securities or determine whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
Henderson All Asset Fund	1
Henderson Dividend & Income Builder Fund	9
Henderson Emerging Markets Fund	15
Henderson European Focus Fund	20
Henderson Global Equity Income Fund	25
Henderson Global Technology Fund	30
Henderson High Yield Opportunities Fund	36
Henderson International Long/Short Equity Fund	42
Henderson International Opportunities Fund	48
Henderson International Select Equity Fund	53
Henderson Strategic Income Fund	58
Henderson Unconstrained Bond Fund	64
Henderson US Growth Opportunities Fund	71
Additional Information about Investment Strategies and Risks	75
Management of the Funds	88
Description of Share Classes	92
How to Purchase, Exchange and Redeem Shares	99
Investor Services and Programs	104
Other Information	105
Financial Highlights	108

Fund Summary – Henderson All Asset Fund

Investment Objective

The Henderson All Asset Fund’s (the “Fund”) investment objective is to provide total return by investing in a broad range of asset classes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(c)	0.26%	0.28%	0.23%	0.20%
Acquired Fund Fees and Expenses (d)	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	1.41%	2.18%	1.13%	1.10%
Fee Waiver and/or Expense Reimbursement (e)	(0.06)%	(0.08)%	(0.03)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.10%	1.10%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
With respect to investments in affiliated underlying funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. In addition, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

As shown above in “Acquired Fund Fees and Expenses,” shareholders of the Fund indirectly bear their pro rata share of the annual operating expenses of the underlying funds. As a result, the investment returns of the Fund will be net of the expenses of the underlying funds. Because the Fund invests in other investment companies, as a shareholder you will pay a higher expense ratio than if you had purchased shares of an underlying fund directly.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 705	$ 978	$ 1,272	$ 2,141
Class C	$ 313	$ 658	$ 1,129	$ 2,478
Class I	$ 112	$ 350	$ 606	$ 1,360
Class R6	$ 112	$ 350	$ 606	$ 1,340

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 705	$ 978	$ 1,272	$ 2,141
Class C	$ 213	$ 658	$ 1,129	$ 2,478
Class I	$ 112	$ 350	$ 606	$ 1,360
Class R6	$ 112	$ 350	$ 606	$ 1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that the Fund generally does not pay transaction costs for shares of open-end mutual funds. An underlying fund may also pay transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity and absolute return strategies). As part of this strategy, the Fund may hold cash and/or invest in money market instruments or cash equivalents. A flexible asset allocation approach will be utilized to invest across asset classes within a risk controlled framework.

Asset allocation decisions will be driven by a process consisting of three key elements: asset selection, diversified portfolio construction and efficient implementation. Risk management is an integral part of decision making and is considered at all stages of the investment process. The Fund will vary its exposure to different asset classes and strategies over time in response to changing market and economic conditions. The level of exposure to various asset classes will be based on the adviser’s assessment of the asset’s potential return, associated volatility and correlation with other assets.

The Fund may seek exposure to the asset classes described above by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such as “hedge funds”) or indexes of investment pools. The Fund’s adviser or subadviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Henderson organization. The amount and type of the Fund’s investment in a particular asset class, and the amount invested in certain investment companies or investment pools, is limited by law and by tax considerations. The Fund may invest across the maturity range of fixed income securities and expects to invest in fixed income securities.

The Fund’s investment exposure, either through direct investment or through the underlying funds, primarily includes the following types of securities and other financial instruments:

•
Equity securities of US and non-US companies, including in emerging markets. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, and equity interests in trusts, warrants to purchase equity securities, partnerships, and limited liability companies.

•
Fixed income securities of various types including US government debt securities, US investment grade corporate debt, high yield debt securities or “junk bonds”, mortgage-related and other asset-backed securities, foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, convertible securities, senior loans and cash equivalents.

•
Derivatives. The Fund may engage in exchange-traded or over-the-counter derivative transactions to enhance total return, to gain or limit exposure to equity or credit markets, interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies or certain asset classes directly. The Fund expects to use derivatives principally when seeking to gain or limit exposure to equity markets by using futures contracts on securities indices or by purchasing exchange-traded call or put options on equity indices futures contracts, to gain or limit currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives. At times the Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality, short-term instruments to cover obligations with respect to, or that may result from, the Fund’s investments in futures contracts or securities indices, forward foreign currency contracts, bond or interest rate future contracts or other derivatives.

The Fund or an underlying fund may invest in commodity-related investments. The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers.  In addition, the Fund or an underlying fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. The Fund or an underlying fund may also enter into repurchase agreements.

Henderson Global Funds has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order. The Fund may invest without limitation in any affiliated Fund of the Henderson Global Funds (“Underlying Henderson Funds” and together with unaffiliated underlying funds, “underlying funds”). In addition to investing in the Underlying Henderson Funds, at the discretion of the adviser and/or subadviser and without shareholder approval, the Fund may invest in additional series of Henderson Global Funds created in the future.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because the Fund may invest to a significant degree in other investment companies, the Fund’s risks are directly related to the risks of the underlying funds in which it invests. The principal risks that could adversely affect the total return on your investment include:

•
Investment Company and Pooled Vehicles Risk.  As a shareholder in an investment company, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in secondary market transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value.

•
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies.

•
Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the underlying funds and other investments in which it invests. You could lose money on your investment in the Fund as a result of these allocation decisions. Although the Fund will attempt to invest in a number of different underlying funds and other investments, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, or in a limited number of underlying funds, it will be particularly sensitive to the risks associated with such fund(s) and any investments in which such fund(s) concentrates.

•
Market Risk. The market price of securities or other investments owned by the Fund or an underlying fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Geographic Concentration Risk. To the extent the Fund or underlying funds invest a substantial amount of its or their assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund or underlying funds than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Convertible Securities Risk. The Fund or underlying funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

•
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc. are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Inflation/Deflation Risk. Inflation risk is the risk that the assets of the Fund or underlying funds or income from the investments of the Fund or underlying funds may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio of the Fund or an underlying fund could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the portfolio of the Fund or an underlying fund.

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the portfolio managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Leverage Risk. Leverage occurs when the Fund or an underlying fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund or an underlying fund pays as part of the purchase price.

•
REITs Risk. The Fund or an underlying fund may invest in a real estate investment trust (“REIT”) or a similar foreign investment vehicle, which subjects it to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the portfolio manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the US Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•
Mortgage-Related and Other Asset-Backed Securities Risks. Mortgage-backed securities and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund or an underlying fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund or an underlying fund because the Fund or an underlying fund may have to reinvest that money at the lower prevailing interest rates. Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

•
Commodity Risk. Investments in commodity-linked derivative instruments may subject the Fund or an underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodity-linked derivatives fall within these specified investment types. As a result, if the Fund’s income from investments in commodity-linked derivatives were determined not to constitute qualifying income in an amount that, combined with any other non-qualifying income, exceeded the 10% threshold, and if the Fund could not or did not cure the failure, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code and be subject to tax at the fund level, among other things.

•
Infrastructure Investment Risk. Infrastructure-related investments expose the Fund or an underlying fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other events or mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•
Private Placements and Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale.  They may include private placement securities that have not been registered under the Securities Act of 1933, as amended, and are generally eligible for sale only to certain eligible investors. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid.  Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or an underlying fund could find it difficult to sell such securities when the Fund’s adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund or an underlying fund. The sale of such investments may also be restricted under securities laws.

•
Repurchase Agreements Risk. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund or any underlying fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

•
Private Equity Risk. There are inherent risks in investing in private equity companies, which are vehicles whose principal business is to invest in and lend capital to privately-held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that private equity investors may not be able to make a fully informed investment decision.  Listed private equity companies may have relatively concentrated investment portfolios consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by poor performance of a small number of investments or even a single investment, particularly if a company experiences the need to write down an investment.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 Shares will be included after the share class has been in operation for one complete calendar year.

During the two-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 3.48% and (1.62)% for the quarters ended December 31, 2013 and June 30, 2013, respectively. The year-to-date return through September 30, 2015 was (2.62)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception March 30, 2012)
Return Before Taxes	(4.38)%	2.22%
Return After Taxes on Distributions	(5.61)%	1.07%
Return After Taxes on Distributions and Sale of Fund Shares	(2.11)%	1.32%
Class C (Inception March 30, 2012)
Return Before Taxes	0.61%	3.63%
Class I (Inception March 30, 2012)
Return Before Taxes	1.67%	4.68%
3-month LIBOR USD (reflects no deductions for fees, expenses or taxes)	0.23%	0.32%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	5.50%	13.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Bill McQuaker, Co-Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	Paul O’Connor, Co-Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2013.

•	Chris Paine, Director of Asset Allocation, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Dividend & Income Builder Fund

Investment Objective

The Henderson Dividend & Income Builder Fund’s (the “Fund”) investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(c)	0.46%	0.48%	0.49%	0.43%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.47%	2.24%	1.25%	1.19%
Fee Waiver and/or Expense Reimbursement (e)	(0.16)%	(0.18)%	(0.19)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	2.06%	1.06%	1.06%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 626	$ 894	$ 1,181	$ 2,093
Class C	$ 309	$ 645	$ 1,107	$ 2,492
Class I	$ 108	$ 336	$ 583	$ 1,414

Class R6	$ 108	$ 336	$ 583	$ 1,375

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 626	$ 894	$ 1,181	$ 2,093
Class C	$ 209	$ 645	$ 1,107	$ 2,492
Class I	$ 108	$ 336	$ 583	$ 1,414
Class R6	$ 108	$ 336	$ 583	$ 1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing securities, and at least 50% of its assets in equity securities. For purposes of this Investment strategy, assets of the Fund means net assets plus the amount of any borrowings for Investment purposes.

The Fund will normally invest its assets primarily in dividend-paying equities as well as a range of fixed income securities, including high yield corporate bonds (“junk bonds”), investment grade bonds, sovereign debt from issuers in the US and around the world, unrated bonds and floating rate securities.

In selecting investments, the Fund seeks to invest in securities that the portfolio managers believe offer the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions.

For the Fund’s investment in equity securities, the portfolio managers primarily seek to invest in common stocks of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other comparable investments. The Fund may also invest in preferred stocks, depository receipts, equity real estate investment trusts (“REITs”), and other equity-related securities.

The Fund may invest in a variety of fixed income securities, including bonds, debt securities and other similar instruments issued by various US and non-US companies, governments or other public sector entities. The Fund may invest in fixed income securities across the maturity range and of any credit quality.

The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate in pursuit of the Fund’s objectives and may invest in securities of companies or issuers based in and/or economically tied to emerging markets. There is no limitation on the market capitalization range of issuers in which the Fund may invest.  The Fund’s investment in an issuer may be effected through an initial public offering and/or a private placement.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objectives, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc. are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to the sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the two-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 8.16% and (4.87)% for the quarters ended September 30, 2013, and September 30, 2014, respectively. The year-to-date return through September 30, 2015 was (2.77)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception August 1, 2012)
Return Before Taxes	(4.26)%	9.09%
Return After Taxes on Distributions	(5.25)%	8.12%
Return After Taxes on Distributions and Sale of Fund Shares	(1.65)%	6.88%
Class C (Inception August 1, 2012)
Return Before Taxes	0.10%	10.64%
Class I (Inception August 1, 2012)
Return Before Taxes	1.10%	11.71%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	5.50%	16.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Head of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	Job Curtis, Director of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	Ben Lofthouse, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

•	Jenna Barnard, CFA, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	John Pattullo, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions quarterly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Emerging Markets Fund

Investment Objective

The Henderson Emerging Markets Fund’s (the “Fund”) investment objective is to achieve long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.88%	0.90%	0.85%	0.77%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.14%	2.91%	1.86%	1.78%
Fee Waiver and/or Expense Reimbursement (e)	(0.34)%	(0.36)%	(0.31)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.80%	2.55%	1.55%	1.55%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A contingent deferred sales charge (“CDSC”) of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 747	$ 1,108	$ 1,492	$ 2,757
Class C	$ 358	$ 792	$ 1,353	$ 3,081
Class I	$ 157	$ 488	$ 842	$ 2,032
Class R6	$ 157	$ 488	$ 842	$ 1,983

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 747	$ 1,108	$ 1,492	$ 2,757
Class C	$ 258	$ 792	$ 1,353	$ 3,081
Class I	$ 157	$ 488	$ 842	$ 2,032
Class R6	$ 157	$ 488	$ 842	$ 1,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Emerging market countries are all countries represented by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.

Emerging market companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in an emerging market country

•           50% or more of its assets are located in emerging market countries

•           50% or more of its revenues are derived from emerging market countries

In addition to the Fund’s main investments, the Fund may invest no more than 20% of its net assets in the securities of issuers in developed market countries.

Fund investment performance will be derived primarily from stock selection. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company.

The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors may affect the company’s outlook, in the portfolio manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments. The Fund may engage in active and frequent trading to achieve its investment objective.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placement.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued Class R6 Shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the four-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 23.68% and (24.90)% for the quarters ended March 31, 2012, and September 30, 2011, respectively. The year-to-date return through September 30, 2015 was (9.62)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception December 31, 2010)
Return Before Taxes	(8.58)%	(3.89)%
Return After Taxes on Distributions	(8.58)%	(3.99)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.86)%	(2.91)%
Class C (Inception December 31, 2010)
Return Before Taxes	(3.79)%	(3.19)%
Class I (Inception December 31, 2010)
Return Before Taxes	(2.81)%	(2.22)%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	(1.82)%	(1.76)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Glen Finegan, Head of Global Emerging Markets Equities, Portfolio Manager, has managed the Fund since March 2015.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson European Focus Fund

Investment Objective

The Henderson European Focus Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.16%	0.20%	0.18%	0.11%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	2.10%	1.08%	1.01%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 700	$ 965	$ 1,250	$ 2,058
Class C	$ 313	$ 656	$ 1,126	$ 2,426
Class I	$ 110	$ 342	$ 593	$ 1,312
Class R6	$ 103	$ 320	$ 555	$ 1,231

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 700	$ 965	$ 1,250	$ 2,058
Class C	$ 213	$ 656	$ 1,126	$ 2,426
Class I	$ 110	$ 342	$ 593	$ 1,312
Class R6	$ 103	$ 320	$ 555	$ 1,231

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. European companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe

•	50% or more of its assets are located in Europe

•	50% or more of its revenues are derived from Europe

The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued.

Companies are evaluated using a broad range of criteria, including:

•	a company’s financial strength

•	competitive position in its industry

•	projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the portfolio manager will consider:

•	the condition and growth potential of the various economies, industry sectors and securities markets

•	expected levels of inflation

•	government policies influencing business conditions

•	currency and taxation factors

•	other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors may affect the company’s outlook, in the portfolio manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio manager generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Geographic Concentration Risk. Geographic concentration risk is the risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 40.45% and (32.08)% for the quarters ended June 30, 2009, and September 30, 2008, respectively. The year-to-date return through September 30, 2015 was (0.91)%.

Average Annual Total Returns for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(10.45)%	7.41%	8.98%	15.19%
Return After Taxes on Distributions	(10.67)%	6.91%	7.95%	14.01%
Return After Taxes on Distributions and Sale of Fund Shares	(5.53)%	5.79%	7.23%	12.88%
Class C (Inception August 31, 2001)
Return Before Taxes	(5.71)%	7.85%	8.81%	14.84%
Class I (Inception March 31, 2009)1
Return Before Taxes	(4.73)%	8.99%	9.80%	15.84%
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)	(5.68)%	5.90%	5.20%	6.36%

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Stephen Peak, Director of International Equities, Portfolio Manager, has managed the Fund since inception in 2001.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Global Equity Income Fund

Investment Objective

The Henderson Global Equity Income Fund’s (the “Fund”) investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.15%	0.17%	0.17%	0.10%
Acquired Fund Fees and Expenses (d)	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.19%	1.96%	0.96%	0.89%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 689	$ 930	$ 1,191	$ 1,933
Class C	$ 299	$ 615	$ 1,056	$ 2,283
Class I	$ 98	$ 305	$ 530	$ 1,175
Class R6	$ 91	$ 283	$ 492	$ 1,093

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 689	$ 930	$ 1,191	$ 1,933
Class C	$ 199	$ 615	$ 1,056	$ 2,283
Class I	$ 98	$ 305	$ 530	$ 1,175
Class R6	$ 91	$ 283	$ 492	$ 1,093

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in common stocks, the Fund seeks to invest in securities that the portfolio managers believe have the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including non-investment grade), derivatives, equity real estate investment trusts (“REITs”) and preferred stocks. The Fund may invest across the maturity range of fixed income securities.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers, including through initial public offerings and private placements, and in stocks that are considered “growth” stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend within the next two months (also known as a dividend capture strategy). By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate to the Fund’s objectives. The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the portfolio managers’ ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.  In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.  The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly.  The Fund may not achieve its investment objectives and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Active Management Risk.  The Fund is actively managed and its performance therefore will reflect, in part, the ability of the mangers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objectives.  Due to its active management, the Fund could under perform its benchmark index and/or other funds with similar investment objects and/or strategies.  The Fund’s strategy of investing in income-producing equity securities involves the risk that such securities may fall out of favor with investors and underperform the market.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.  As a result, the Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.   As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the eight-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 14.41% and (12.96)% for the quarters ended June 30, 2009, and September 30, 2011, respectively. The year-to-date return through September 30, 2015 was (3.61)%.

Average Annual Total Returns for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Year %	Since Inception %
Class A (Inception November 30, 2006)
Return Before Taxes	(7.48)%	6.12%	3.07%
Return After Taxes on Distributions	(8.37)%	5.25%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares	(2.75)%	5.35%	3.00%
Class C (Inception November 30, 2006)
Return Before Taxes	(2.72)%	6.56%	3.04%
Class I (Inception March 31, 2009)1
Return Before Taxes	(1.61)%	7.67%	4.03%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	5.50%	10.81%	4.77%
MSCI World High Dividend Yield Index (reflects no deductions for fees, expenses or taxes)	3.28%	10.08%	4.08%
1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Head of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

•	Job Curtis, Director of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

•	Ben Lofthouse, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Global Technology Fund

Investment Objective

The Henderson Global Technology Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.19%	0.22%	0.21%	0.13%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.35%	2.13%	1.12%	1.04%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 704	$ 977	$ 1,269	$ 2,100
Class C	$ 316	$ 665	$ 1,142	$ 2,457
Class I	$ 114	$ 354	$ 614	$ 1,358
Class R6	$ 106	$ 329	$ 571	$ 1,265

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 704	$ 977	$ 1,269	$ 2,100
Class C	$ 216	$ 665	$ 1,142	$ 2,457
Class I	$ 114	$ 354	$ 614	$ 1,358
Class R6	$ 106	$ 329	$ 571	$ 1,265

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund’s portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund currently invests in US and non-US issuers and may invest in companies domiciled in any country that the portfolio managers believe to be appropriate in light of the Fund’s investment objective.

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the portfolio managers, in an attempt to reduce portfolio risks, will invest generally in companies that have, in the portfolio managers’ view, a more proven track record. The portfolio managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic factors. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned companies, including through initial public offerings and private placements. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Technology-Related Companies Risk. The Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.   As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 24.75% and (21.61)% for the quarters ended June 30, 2009, and December 31, 2008, respectively. The year-to-date return through September 30, 2015 was (1.74)%.

Average Annual Total Returns For Periods Ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(1.22)%	10.61%	8.63%	8.38%
Return After Taxes on Distributions	(4.02)%	9.94%	8.24%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	1.67%	8.44%	7.06%	6.90%
Class C (Inception August 31, 2001)
Return Before Taxes	4.02%	11.07%	8.45%	8.07%
Class I (Inception March 31, 2009)
Return Before Taxes	5.06%	12.21%	9.44%	8.99%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%	6.68%
MSCI AC World IT Index (reflects no deductions for fees, expenses or taxes)	15.73%	12.76%	7.97%	6.33%
1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stuart O’Gorman, Director of Technology Investments, Co-Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

•	Graeme Clark, Co-Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson High Yield Opportunities Fund

Investment Objective

The Henderson High Yield Opportunities Fund’s (the “Fund”) investment objective is to seek total return with current income as a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.48%	0.35%	0.50%	0.50%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.39%	2.01%	1.16%	1.16%
Fee Waiver and/or Expense Reimbursement (e)	(0.28)%	(0.15)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.86%	0.86%	0.86%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,937
Class C	$ 289	$ 586	$ 1,007	$ 2,273
Class I	$ 88	$ 275	$ 478	$ 1,262
Class R6	$ 88	$ 275	$ 478	$ 1,262

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,937
Class C	$ 189	$ 586	$ 1,007	$ 2,273
Class I	$ 88	$ 275	$ 478	$ 1,262
Class R6	$ 88	$ 275	$ 478	$ 1,262

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 201% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield securities (commonly referred to as “junk bonds”) that are, at the time of purchase, rated below Baa3 by Moody's Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services, (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, considered to be of equivalent quality. The Fund seeks to achieve its investment objectives by investing primarily in high yield corporate bonds. The Fund may also invest in other income producing securities and instruments including loans, municipal bonds, mortgage-backed and asset-backed securities, convertible securities, warrants, preferred stocks and common stocks. In selecting bonds, the portfolio manager evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes

The Fund also may invest in investment-grade fixed income securities, including US and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may invest in debt securities of foreign issuers or denominated in foreign currency, including emerging market countries. The Fund has no requirements as to the range of maturities of the fixed income securities it may invest in or as to the market capitalization of the issuers of those securities.

Other securities in which the Fund may invest include: all types of bonds, debentures, loans, mortgage-related and other asset-backed securities, foreign securities, distressed securities subordinated bank debt, private placements and floating rate notes.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund is classified as a non-diversified mutual fund.  This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objectives, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s, S&P and Fitch are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Changing Distribution Levels Risk.  The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds.  The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

•
Valuation Risk.  The lack of an active trading market may make it difficult to obtain an accurate price for a security.  If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing.  The fair value of securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund’s net asset value (“NAV”).  As a result, the Fund’s sale or redemption of its shares at NAV, at a time when securities are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders (see “Other Information – Pricing of Fund Shares” below).

•
Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Bank Loans and Other Direct Indebtedness Risk. The Fund may not receive payment of principal, interest, and other amounts due in connection with bank loans and other direct indebtedness. These payments will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain, in a segregated account, cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

•
Highly Leveraged Transactions Risk.  The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives.  Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.   As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the one-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 3.70% and (2.40)% for the quarters ended March 31, 2014, and September 30, 2014, respectively. The year-to-date return through September 30, 2015 was (0.91)%.

Average Annual Total Returns For Periods Ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception April 30, 2013)
Return Before Taxes	(1.66)%	2.68%
Return After Taxes on Distributions	(5.10)%	(0.54)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.87)%	0.62%
Class C (Inception April 30, 2013)
Return Before Taxes	2.48%	4.91%
Class I (Inception April 30, 2013)
Return Before Taxes	3.50%	5.95%
Bank of America Merrill Lynch US High Yield Master II Constrained Index	2.50%	5.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund.  Kevin Loome, CFA, Head of US Credit, Portfolio Manager, has managed the Fund since inception in April 2013.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson International Long/Short Equity Fund

Investment Objective

The Henderson International Long/Short Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	6.36%	6.35%	6.32%	6.31%
Acquired Fund Fees and Expenses (d)	0.11%	0.11%	0.11%	0.11%
Dividends and Interest Expenses on Securities Sold Short (e)	2.14%	2.14%	2.14%	2.14%
Total Annual Fund Operating Expenses	10.11%	10.85%	9.82%	9.81%
Fee Waiver and/or Expense Reimbursement (f)	(6.11)%	(6.10)%	(6.07)%	(6.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	4.00%	4.75%	3.75%	3.75%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
Dividend expense on securities sold short refers to paying the value of dividends to the securities’ lenders.  Interest and brokerage expense on securities sold short arises from the cost to borrow securities to facilitate the trades and the financing, or collateralization, of the short positions. These amounts have been restated to reflect expenses expected to be incurred.

(f)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Distribution and/or Service (12b-1) Fees, Acquired Fund Fees and Expenses and Dividends and Interest Expenses on Securities Sold Short) in order to limit total annual ordinary operating expenses to 1.50% of the Fund’s average daily net assets.  The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 954	$ 1,723	$ 2,508	$ 6,913
Class C	$ 576	$ 1,430	$ 2,390	$ 7,134
Class I	$ 377	$ 1,146	$ 1,934	$ 6,565
Class R6	$ 377	$ 1,146	$ 1,934	$ 6,561

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 954	$ 1,723	$ 2,508	$ 6,913
Class C	$ 476	$ 1,430	$ 2,390	$ 7,134
Class I	$ 377	$ 1,146	$ 1,934	$ 6,565
Class R6	$ 377	$ 1,146	$ 1,934	$ 6,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 285% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long and short positions of equity securities issued by, or equity-related derivative instruments providing exposure to, non-US companies from at least three different countries. For these purposes, equity securities include common stocks, preferred stocks, rights, warrants, securities convertible into common stocks, instruments that carry the right to buy common stocks of non-US companies and depositary receipts. Non-US companies are broadly defined to include any issuer that meets one of the following tests:

•	its country of organization, its primary business office or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

In addition to holding equities long and selling equities short, the Fund transacts in certain derivative instruments in order to obtain or amplify its exposure to long and short positions, primarily through the use of single-security equity swap transactions, but may also use futures, options, forward contracts and other derivatives for this purpose. The Fund may also transact in derivative instruments for hedging purposes or to manage risks.

The Fund may invest in securities of companies of any size capitalization, style or sector and may invest in any country, including emerging markets. The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies.   Under normal circumstances, the Fund intends to engage in derivative transactions to hedge against fluctuations in currency exchange rates but may not always do so.

In selecting investments, the portfolio managers use a fundamental, bottom up approach in an attempt to identify undervalued, overvalued or mispriced stocks. The Fund seeks to invest in long positions of equities that are believed to be undervalued and short positions of equities that are believed to be overvalued or poised to underperform. The Fund will allocate its assets among various regions and countries based on strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of portfolio managers who have experience with respect to a particular geographic region or sector. A strategic top-down overlay process will be used to manage the Fund’s overall net exposure and provide aggregate portfolio level risk control. The Fund expects to maintain a net long exposure bias in its portfolio but has the ability to have net short exposure.

Security selection will be based upon an analysis of a range of criteria, including: (i) a company’s financial strength; (ii) a company’s competitive position in its industry; (iii) a company’s projected future earnings and cash flows; (iv) a company’s valuations relative to earnings forecasts or other valuation criteria; and (v) the quality of a company’s management.

The Fund will generally consider selling a security or other investment, or cover a short position when, in the portfolio managers’ opinion, there is a risk of significant change in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security or exiting a short position if, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements.

The Fund may invest in all types of equity and equity-related securities including, but not limited to, common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, rights, warrants, shares of investment companies including exchanged-traded funds (“ETFs”) and equity interests in trusts, partnerships, and limited liability companies. As part of this strategy, the

Fund may also hold cash and/or invest in money market instruments or cash equivalents in order to achieve it investment objective. The Fund may also invest in fixed income securities of US and non-US companies, including below investment grade securities (commonly referred to as “junk bonds”).

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issues, including through initial public offerings and private placements.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter (“OTC”) derivative transactions for purposes of speculation to seek return, to hedge against fluctuations in securities prices or currency exchange rates, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. The Fund expects to use derivatives principally when seeking to obtain exposure to long or short positions in individual securities using equity swaps, to gain or hedge exposure to a certain equity markets using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options, or to hedge currency exposure using forward foreign currency contracts. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to seek to achieve its investment objective. The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	Allocation Risk. The Fund is subject to the risk that it could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.

•
Short Sale Risk.  Short positions in equity securities may involve substantial risks. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the portfolio managers expect the value of such securities to fall during the period of the Fund’s investment exposure. However, the Fund will incur a loss on a short position in respect of a security if the price of the security increases during the period of the Fund’s investment exposure. When taking a short position, the Fund’s potential loss is limited only by the maximum attainable price of the security, less the price at which the Fund’s position in the security was established. Under certain circumstances, even if the value of the Fund’s long positions are rising, this could be offset by the declining values of the Fund’s short positions. Conversely, it is possible that rising values of the Fund’s short positions could be offset by declining values of the Fund’s long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund’s long and short positions are declining, the Fund may experience substantial losses. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Shorting will also result in higher transaction costs (such as interest and dividend expenses), which reduce the Fund’s return, and may result in higher taxes.

•
Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of US companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices and a lack of timely or reliable financial information. Foreign securities may be more volatile and less liquid than investments in securities of US companies, and are subject to the risks associated with potential imposition of foreign withholding taxes or economic or other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the US dollar. The foregoing risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Depositary Receipts Risk. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in US markets and are US dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Swaps Risk.  In a swap transaction,  one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value.  Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), pricing risk (swaps may be difficult to value) and liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses to the Fund.

•
Equity Swaps Risk. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the equity swap and the return on related assets in its portfolio, the equity swap transaction may increase the Fund’s financial risk. Equity swaps, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The income tax treatment of swap agreements is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objective.

•
Forward Foreign Currency Contracts Risk.  Forward foreign currency contracts are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into US dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

•
Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques, including short sales (where the Fund does not own, or have the right to obtain at no additional cost, the security sold short). The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus, result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. As a result of significant and sustained reductions in emerging and developed international market trading volumes in the wake of the 2007-2009 financial crisis, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Frequent Trading Risk. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stephen Peak, Director of International Equities, Co-Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Steve Johnstone, Fund Manager, Diversified Hedge Funds, Co-Lead Portfolio Manager & Quantitative Strategist, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Andrew Gillan, Head of Asia (ex-Japan) Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Neil Hermon, Co-Head of UK Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson International Opportunities Fund

Investment Objective

The Henderson International Opportunities Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class R Shares	Class I Shares	Class R6 shares
Management Fees(c)	0.92%	0.92%	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses (d)	0.19%	0.21%	0.21%	0.18%	0.10%
Acquired Fund Fees and Expenses (e)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	2.14%	1.64%	1.11%	1.03%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)	Management Fees have been restated to reflect the contractual management fee schedule effective July 1, 2015.

(d)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(e)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 706	$ 983	$ 1,281	$ 2,124
Class C	$ 317	$ 669	$ 1,148	$ 2,470
Class R	$ 166	$ 516	$ 890	$ 1,941
Class I	$ 113	$ 352	$ 610	$ 1,349
Class R6	$ 105	$ 327	$ 567	$ 1,256

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 706	$ 983	$ 1,281	$ 2,124
Class C	$ 217	$ 669	$ 1,148	$ 2,470
Class R	$ 166	$ 516	$ 890	$ 1,941
Class I	$ 113	$ 352	$ 610	$ 1,349
Class R6	$ 105	$ 327	$ 567	$ 1,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 40% of its net assets in equity securities of non-US companies and in at least three different countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Non-US companies include companies in emerging market countries and are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of portfolio managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placement.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

In addition, the Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 26.36% and (21.11)% for the quarters ended June 30, 2009, and September 30, 2011, respectively. The year-to-date return through September 30, 2015 was (3.27)%.

Average Annual Total Returns For Periods Ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(7.34)%	4.95%	6.01%	9.14%
Return After Taxes on Distributions	(7.44)%	5.04%	5.68%	8.80%
Return After Taxes on Distributions and Sale of Fund Shares	(3.89)%	4.08%	4.97%	7.74%
Class C (Inception August 31, 2001)
Return Before Taxes	(2.40)%	5.38%	5.84%	8.81%
Class I (Inception March 31, 2009)1
Return Before Taxes	(1.39)%	6.49%	6.82%	9.76%
Class R (Inception September 30, 2005)2
Return Before Taxes	(1.95)%	5.87%	6.36%	9.34%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	(4.48)%	5.80%	4.91%	6.09%

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

2
The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares adjusted for the higher expenses associated with Class R shares. Performance for Class R shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C, R and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stephen Peak, Director of International Equities, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

•	Nicholas Cowley, Investment Manager, Global Emerging Markets Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.

•	Glen Finegan, Head of Global Emerging Markets Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since August 2015

•	Andrew Gillan, Head of Asia (ex-Japan) Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

•	Ronan Kelleher, Portfolio Manager, has been a member of the Fund’s portfolio management team since August 2015.

•	Bill McQuaker, Co-Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.

•	Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.

•	Tim Stevenson, Director of Pan European Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.

•	Ian Warmerdam, Director of Global Growth Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A, Class C and Class R shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly through the Fund. Class R share participants in retirement plans must contact the plan’s administrator to purchase or redeem shares.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson International Select Equity Fund

Investment Objective

The Henderson International Select Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	3.25%	3.43%	3.32%	3.32%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.16%	5.09%	3.98%	3.98%
Fee Waiver and/or Expense Reimbursement (e)	(3.01)%	(3.19)%	(3.08)%	(3.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.90%	0.90%	0.90%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.89% of the Fund’s average daily net assets.  The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 685	$ 919	$ 1,170	$ 3,588
Class C	$ 293	$ 596	$ 1,025	$ 3,983
Class I	$ 92	$ 286	$ 497	$ 2,992
Class R6	$ 92	$ 286	$ 497	$ 2,992

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 685	$ 919	$ 1,170	$ 3,588
Class C	$ 193	$ 596	$ 1,025	$ 3,983
Class I	$ 92	$ 286	$ 497	$ 2,992
Class R6	$ 92	$ 286	$ 497	$ 2,992

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of equity securities issued by non-US companies from at least three different countries. For these purposes, equity securities include common stocks, preferred stocks, rights, warrants, securities convertible into common stocks, securities that carry the right to buy common stocks of non-US companies and depositary receipts.  Non-US companies are broadly defined to include any issuer that meets one of the following tests:

•	its country of organization, its primary business office or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit.  The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and, at times, may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers, including through initial public offerings and private placements. However, in an attempt to reduce portfolio risks, the Fund generally will invest across countries, industry groups and/or sectors. The Fund’s portfolio managers expect the Fund to target a limited number of non-US issuers for investment (generally between 30-40).

In selecting investments, the portfolio managers apply a fundamental, bottom-up approach. The Fund’s stock selection process focuses on companies undergoing change. The portfolio managers seek to identify companies experiencing significant change that they believe are mis-valued or whose growth has been potentially underestimated by the broader market. Security selection will be based upon a fundamental analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Regional and sector allocation decisions are driven primarily by the bottom-up stock selection process.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations or key operating benchmarks, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements, including to fund redemptions, as necessary. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund’s equity investments may be exchange-traded or over-the-counter securities. The Fund also may invest in equity access products, including participatory notes, or exchange-traded funds (“ETFs”) or other similar instruments, to obtain exposure to equity investments, including common stocks and warrants, in local markets for various reasons, including, but not limited to, where direct ownership is not permitted, where the Fund does not have applicable regulatory licenses for direct investment, to obtain a less expensive option or more efficient option to direct investment (such as by reducing registration and transaction costs), or to seek greater liquidity in markets that restrict the ability of the Fund to dispose of investments.  The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may also purchase debt securities, primarily convertible debt securities, issued by foreign companies and debt securities issued by foreign governments or their agencies. The Fund may invest in debt securities across the maturity range and of any credit quality. However, debt securities are not expected to be a main investment strategy of the Fund.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of US companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices and a lack of timely or reliable financial information. Foreign securities may be more volatile and less liquid than investments in securities of US companies, and are subject to the risks associated with potential imposition of foreign withholding taxes or economic or other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the US dollar. The foregoing risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. As a result of significant and sustained reductions in emerging and developed international market trading volumes in the wake of the 2007-2009 financial crisis, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•           Matthew Beesley, CFA, Head of Global Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2014.

•           Sanjeev Lakhani, CFA, Investment Manager, Global Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. There is no minimum investment requirement for subsequent purchase of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Strategic Income Fund

Investment Objective

The Henderson Strategic Income Fund’s (the “Fund”) investment objective is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(c)	0.35%	0.37%	0.37%	0.29%
Acquired Fund Fees and Expenses (d)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.17%	1.94%	0.94%	0.86%
Fee Waiver and/or Expense Reimbursement (e)	(0.06)%	(0.07)%	(0.08)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.87%	0.86%	0.86%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,804
Class C	$ 290	$ 589	$ 1,013	$ 2,236
Class I	$ 88	$ 276	$ 479	$ 1,118
Class R6	$ 88	$ 276	$ 479	$ 1,065

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,804
Class C	$ 190	$ 589	$ 1,013	$ 2,236
Class I	$ 88	$ 276	$ 479	$ 1,118
Class R6	$ 88	$ 276	$ 479	$ 1,065

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), US investment grade corporate debt, US government debt securities and floating rate notes (“FRNs”). For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the US and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met:

▪	the company is organized in, or its primary business office or principal trading market of its equity are located in, the country

▪	a majority of the company’s assets are located in the country

▪	a majority of the company’s revenues are derived from the country

The portfolio managers use a process that combines a bottom-up approach to individual security selection rooted in thorough, independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the portfolio managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s:

▪	experience and managerial strength
▪	debt service capability
▪	operating outlook
▪	sensitivity to economic conditions
▪	current financial condition
▪	liquidity and access to capital
▪	asset protection
▪	structural issues
▪	covenant protection
▪	equity sponsorship

The portfolio managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio.

Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

▪	evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix

▪	evaluation of country and regional economic environment to support country allocation decisions

▪	analysis of industry weightings, including stability and growth of industries, cash flows and/or positive equity momentum

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-

specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements and FRNs. The Fund has no specific range with respect to the duration of the fixed income securities it may invest in and may invest in any credit quality. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. With regard to the Fund, the investment adviser has claimed relief from the definition of commodity pool operator (“CPO”) under revised US Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, the investment adviser may claim an exclusion from the definition of CPO and registration as a CPO, with regard to a fund that trades derivatives solely for “bona fide hedging purposes,” or that limits its investment in derivatives to a “de minimis” amount, as defined in CFTC rules. The Fund does not currently expect to use derivatives beyond the thresholds permitted by CFTC Rule 4.5.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers, including through initial public offerings and private placements.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly.  The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc. are based on analyses by these rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely paid.

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s NAV.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 24.81% and (24.95)% for the quarters ended June 30, 2009, and December 31, 2008, respectively. The year-to-date return through September 30, 2015 was 0.93%.

Average Annual Total Returns for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Year %	10 Year %	Since Inception %
Class A (Inception September 30, 2003)

Return Before Taxes	0.60%	5.55%	3.54%	4.97%
Return After Taxes on Distributions	(1.50)%	3.72%	1.65%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.33%	3.54%	1.97%	3.09%
Class C (Inception September 30, 2003)
Return Before Taxes	4.75%	5.76%	3.22%	4.60%
Class I (April 29, 2011)1
Returns Before Taxes	5.79%	6.75%	4.13%	5.51%
Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	7.49%	5.80%	5.04%	5.03%
3-Month LIBOR (USD) (reflects no deductions for fees, expenses or taxes)	0.23%	0.33%	2.01%	1.93%
1
The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and Class I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	John Pattullo, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

•	Jenna Barnard, CFA, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Unconstrained Bond Fund

Investment Objective

The Henderson Unconstrained Bond Fund’s (the “Fund”) investment objective is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	1.12%	1.12%	1.11%	1.11%
Acquired Fund Fees and Expenses (d)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.05%	2.80%	1.79%	1.79%
Fee Waiver and/or Expense Reimbursement (e)	(0.87)%	(0.87)%	(0.86)%	(0.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%	1.93%	0.93%	0.93%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.90% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 589	$ 831	$ 1,092	$ 2,358
Class C	$ 296	$ 605	$ 1,041	$ 2,760
Class I	$ 95	$ 296	$ 513	$ 1,696
Class R6	$ 95	$ 296	$ 513	$ 1,696

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 589	$ 831	$ 1,092	$ 2,358
Class C	$ 196	$ 605	$ 1,041	$ 2,760
Class I	$ 95	$ 296	$ 513	$ 1,696
Class R6	$ 95	$ 296	$ 513	$ 1,696

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in a portfolio of bonds and associated derivative instruments. For these purposes, bonds include fixed income securities of all types.

The Fund seeks to achieve its investment objective by investing in a broad range of global fixed income securities including, but not limited to, domestic and foreign corporate debt securities, US government debt securities, municipal debt securities, foreign sovereign debt securities, investment grade debt securities, high yield (commonly referred to as “junk bonds”) and distressed debt securities, emerging market debt securities, mortgage-related and other asset-backed securities, inflation-linked securities, loans and loan participations and associated derivatives instruments. As part of this strategy, the Fund may also hold cash and/or invest in money market instruments or cash equivalents.

The Fund may make use of a variety of instruments and strategies in order to achieve its investment objective, including, but not limited to, floating rate notes, forward foreign exchange contracts, interest rate futures, bond futures, options and over-the-counter (“OTC”) swaps such as interest rate swaps, credit default swaps, credit default swaps on indices and swaptions.

The Fund may invest in a wide variety of debt securities issued by US and non-US entities. The Fund may invest without limitation in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including in emerging market countries. The Fund may invest in both investment-grade and high yield securities that are, at the time of purchase, rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings, Inc. ("Fitch"), or, if unrated, considered to be of equivalent quality. The Fund may invest in fixed income securities of any maturity.

The Fund uses a flexible allocation approach to invest across a wide range of fixed income sectors/strategies based on changing market conditions. The Fund will not be constrained by management relative to an index. The Fund expects that its average portfolio duration will normally vary from negative two (-2) to eight (+8) years based on management’s forecast for interest rates. Duration is a measure of a security’s sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Generally, the price of a security or value of a portfolio with a positive duration will fall when interest rates rise, and vice versa. For example, a duration of “three” (+3) years means that a security’s price or portfolio’s value would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

In choosing investments the portfolio managers invest in a diversified portfolio of bonds, focusing on investing in the best risk-return prospects from across global bond markets. The Fund may use investment techniques, including some that involve derivatives, to obtain or amplify its exposure to various investments, and may also use these techniques for hedging purposes or to manage risks.

Securities in which the Fund may invest include, but are not limited to: all types of bonds, debentures, preferred securities, convertible securities, structured securities, derivatives, subordinated bank debt, private placements and floating rate notes. The Fund may invest in exchange traded funds (“ETFs”) in order to gain exposure to particular markets or asset classes. The Fund may also from time to time invest up to 10% of its net assets in equity securities and equity-related derivatives. In addition, the Fund may invest in other investment companies or investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) including “hedge funds”). The amount invested in certain investment companies or investment pools is limited by law and tax considerations. Investments in ETFs and other investment companies that provide exposure to bonds may be used to satisfy the Fund’s 80% investment policy.  The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund may engage in exchange-traded or OTCderivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts and options on forward foreign currency contracts or to obtain net long or net negative (short) exposures to selected interest rate or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate swaps, inflation rate swaps, swaptions and credit default swaps. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives other than with respect to equity-related derivatives. The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts or other derivatives.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in active and frequent trading to seek to achieve its investment objective. The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect your investment include:

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and, if a negative perception of the high yield market develops, greater risk that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s, S&P and Fitch are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Market Risk.  The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many OTC instruments (instruments not traded on exchange) will not be liquid. OTC instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Bank Loans and Other Direct Indebtedness Risk. The Fund may not receive payment of principal, interest, and other amounts due in connection with bank loans and other direct indebtedness. These payments will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain, in a segregated account, cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

•
Asset-Backed Securities Risk.  The value of the Fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans.  They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans.  Asset-backed securities can have a fixed or an adjustable rate.  Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the underlying fund to have to reinvest the money received in securities that have lower yields.  In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.  Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

•
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the US dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the US dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the US or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into US dollars and vice versa.

•
Foreign Investments Risk. Investments in foreign securities involve certain risks not associated with investments in securities of US companies or issuers.  Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices.  Foreign securities may be more volatile and less liquid than investments in securities of US companies and issuers. Other risks of investing outside the US include economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Investments Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions.  Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.  For these and other reasons, investments in emerging markets are often considered speculative.

•
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to the sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies may have more limited product lines, and less access to financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Investment Company and Pooled Vehicles Risk. The Fund may invest in other investment companies or pooled vehicles, including open-end investment companies, closed-end investment companies, trusts, and ETFs, that are advised by the Fund’s adviser or subadviser or its affiliates or by unaffiliated parties, within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by Henderson Global Funds, the Fund or an investment company in which the Fund invests, from the Securities and Exchange Commission. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s NAV per share and when the shares are sold, the price received by the Fund may be at a discount to NAV. As a shareholder in an investment company, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations, such as redemption fees.

•
Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, investors could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk.  Non-diversification risk is the risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the one-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 1.17% and (1.98)% for the quarters ended March 31, 2014, and December 31, 2014, respectively. The year-to-date return through September 30, 2015 was (0.10)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception December 20, 2013)
Return Before Taxes	(4.92)%	(4.86)%
Return After Taxes on Distributions	(6.89)%	(6.76)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.38)%	(4.33)%
Class C (Inception December 20, 2013)
Return Before Taxes	(0.81)%	(0.98)%
Class I (Inception December 20, 2013)
Return Before Taxes	0.11%	0.01%
3-month LIBOR USD (reflects no deductions for fees, expenses or taxes)	0.23%	0.24%
Barclays Multiverse Index	0.48%	(1.13)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund (the “Adviser”). Henderson Investment Management Limited is the subadviser of the Fund. The following individuals have primary responsibility for the day-to-day management of the Fund.

▪	Phillip Apel, Head of Fixed Income, has been the Fund’s Co-Lead Portfolio Manager since inception in 2013.

▪	Andrew Mulliner, CFA, Portfolio Manager, has been the Fund’s Co-Lead Portfolio Manager since November 2015.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson US Growth Opportunities Fund

Investment Objective

The Henderson US Growth Opportunities Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	2.21%	2.89%	2.64%	2.64%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.22%	4.65%	3.40%	3.40%
Fee Waiver and/or Expense Reimbursement (e)	(2.01)%	(2.69)%	(2.44)%	(2.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%	0.96%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Distribution and/or Service (12b-1) Fees and Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses to 0.95% of the Fund’s average daily net assets.  The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 691	$ 936	$ 1,201	$ 3,110
Class C	$ 299	$ 615	$ 1,056	$ 3,780
Class I	$ 98	$ 305	$ 530	$ 2,685
Class R6	$ 98	$ 305	$ 530	$ 2,685

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 691	$ 936	$ 1,201	$ 3,110
Class C	$ 199	$ 615	$ 1,056	$ 3,780
Class I	$ 98	$ 305	$ 530	$ 2,685
Class R6	$ 98	$ 305	$ 530	$ 2,685

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of US companies.

The Fund seeks to invest primarily in common stocks of US companies of any market capitalization. In selecting stocks, the Fund uses bottom-up, fundamental analysis to identify companies with strong growth characteristics and experienced management. Security selection will be based upon an analysis of the earnings growth prospects of a company, the quality of a company's management, and the unique competitive advantages of a company. The Fund's bottom-up approach is supplemented with top-down considerations. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is deterioration in the company’s fundamentals or if the security is no longer attractively valued. Investments may also be sold if the portfolio managers believe a higher conviction investment opportunity arises.

There is no limitation on the market capitalization range of companies in which the Fund may invest. The Fund may invest a significant portion of its assets in smaller and less seasoned issuers. The Fund may also, from time to time, invest in exchange-traded funds (“ETFs”). In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Focused Investment Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Growth Investing Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company’s growth potential.  Growth-oriented funds will typically underperform when value investing is in favor. In addition, growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Geneva Capital Management is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•           Michelle Picard, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•           W. Scott Priebe, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•           Derek Pawlak, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Additional Information about Investment Strategies and Risks

This section describes certain investment strategies and policies that each Fund may utilize in pursuit of its investment objective(s) and/or under certain circumstances, as well as additional factors and risks involved with investing in the Funds.

Additional Investment Strategies

Please see the section entitled “Principal Investment Strategies” in the “Fund Summaries” above for a complete discussion of each Fund’s principal investment strategies.

All Funds:

Temporary Investments and Other Measures. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in US or non-US currency denominated short-term investments, including cash  or cash equivalents, corporate debt, or direct or indirect US and non-US government and agency obligations, money market instruments, bank obligations, commercial paper, corporate notes and repurchase agreements. Each Fund may make these investments or increase its investment in these securities when the portfolio managers are unable to find enough attractive long-term investments, to reduce exposure to each Fund’s primary investments when the portfolio managers believe it is advisable to do so or when adverse or unusual market, economic, political or other conditions exist. Each Fund may take such portfolio positions for as long a period as deemed necessary.  In doing so, each Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective(s). However, there can be no guarantee that a defensive strategy will be successful. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

As part of its normal operations, each Fund may hold cash or invest a portion of its portfolio in short-term interest bearing US dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can be sold easily and have limited risk of loss, but earn only limited returns. Each Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

Lending of Portfolio Securities.  Each Fund may make secured loans of its portfolio securities amounting to not more than 33⅓% of its total assets (taken at market value at the time of such loan), in pursuit of additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via a lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to each Fund an amount equal to any dividends or interest received on securities lent. Each Fund retains all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by each Fund if the holders of such securities are asked to vote upon or consent to matters that the investment adviser believes might materially affect the investment. Each Fund may also call such loans in order to sell the securities involved.

Investment Risks

Please see the section entitled “Principal Investment Risks” in the “Fund Summaries” above for a description of each Fund’s principal investment risks.  The following information about investment risks is intended to supplement the “Principal Investment Risks” section and address general investing risks and risks associated with certain other investment strategies and instruments. (For convenience and consistency, the term “managers” is used herein and should be understood as also applying to those funds with a single portfolio manager. Similarly, references to “the Fund” should be understood as applying to each applicable Fund.)

	All Asset Fund	Dividend & Income Builder Fund	Emerging Markets Fund	European Focus Fund	Global Equity Income Fund	Global Technology Fund	High Yield Opportunities Fund	International Long/ Short Equity Fund	International Opportunities Fund	International Select Equity Fund	Strategic Income Fund	Unconstrained Bond Fund	US Growth Opportunities Fund
Asset-Backed Securities Risk	X	X			X		X				X	X
Asset Segregation Risk								X			X	X
Changing Fixed Income Market Conditions		X			X		X				X	X
Commodity Futures Trading Commission (“CFTC”) Regulatory Risk												X
Commodity- related Tax Risk												X
Common Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Confidential Information Access Risk							X
Convertible Securities Risk							X	X		X	X		X
Credit Risk	X	X			X		X	X			X	X
Cyber Security Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk							X				X	X
Exchange-Traded Fund (ETF) Risk	X							X		X			X
Floating Rate Notes (FRNs) Risk		X					X				X	X
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Securities Risk	X	X			X		X	X			X	X
Impact of Actions by Other Shareholders	X	X	X	X	X	X	X	X	X	X	X	X	X
Impairment of Collateral Risk							X	X			X	X
Inflation Risk		X
Interest Rate Risk	X	X			X		X	X			X	X
Issuer Risk	X	X			X		X				X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Fund Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities Risk		X					X				X	X
Over-the-Counter Risk	X	X		X	X			X	X	X	X	X	X
Overweighting in Certain Market Sectors Risk		X			X		X
Preferred Stock Risk					X								X
Regulatory and Legal Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Reinvestment Risk		X			X		X				X	X
REIT Risk	X	X			X			X

	All Asset Fund	Dividend & Income Builder Fund	Emerging Markets Fund	European Focus Fund	Global Equity Income Fund	Global Technology Fund	High Yield Opportunities Fund	International Long/ Short Equity Fund	International Opportunities Fund	International Select Equity Fund	Strategic Income Fund	Unconstrained Bond Fund	US Growth Opportunities Fund
REIT Risk	X	X			X			X
Risk Management	X	X	X	X	X	X	X	X	X	X	X	X	X
Rule 144A Securities Risk		X	X		X		X	X				X	X
Sovereign Debt Risk	X							X		X	X	X
Special Situations			X	X		X		X	X		X	X	X
Structured Securities Risk												X
Warrants and Rights Risk								X		X			X
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk		X			X		X					X

•
Asset-Backed Securities Risk. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in, or are backed by, pools of mortgages or other assets, including receivables such as credit card, auto, student and home equity loans held in trust. The value of the Fund’s investments in asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest-only (“IOs”), principal-only (“POs”) or an amount that remains after other floating rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the portfolio managers, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the US at times has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) have increased in the past and may increase in the future, and a decline in or flattening of real estate values (as has been experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

•
Asset Segregation Risk. As a series of an investment company registered with the Securities and Exchange Commission (“SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives and short sale transactions that give rise to a form of economic leverage.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the Fund generally must set aside liquid assets equal to such derivative contract’s full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Fund may segregate liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.  Future rules and regulations of the SEC may impact the Fund’s operations as described in this prospectus; the Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

•
Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the US economy and support the US economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the US financial system will rise. These policy changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of a Fund’s investments and share price to decline. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower the Fund’s performance.

•
Commodity Futures Trading Commission (“CFTC”) Regulatory Risk. The Fund is unable to rely on the exclusions or exemptions available under applicable CFTC rules and therefore, the Fund is subject to regulation under the Commodity Exchange Act of 1936, as amended (the “CEA”), and the CFTC’s rules and regulations thereunder, as a “commodity pool.” Each of the Adviser and HIML has registered with the CFTC as a “commodity pool operator” and “commodity trading advisor,” respectively. Accordingly, each of the Adviser, HIML and the Fund is subject to dual regulation by the SEC and the CFTC. However, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Fund and the Adviser remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return. (See also “Other Information – CFTC Regulation”.)

•
Commodity-related Tax Risk. In order for the Fund to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from certain specified sources (typically referred to as “qualifying income”), which is discussed in further detail in the SAI. Income from direct investments in commodities and from certain commodity-linked derivative instruments is not considered qualifying income.  If such income were determined to cause the Fund’s nonqualifying income to exceed 10 percent of the Fund’s gross income for a taxable year, the Fund may be unable to qualify as a regulated investment company, which would adversely affect the value of your investment in the Fund.

•
Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The value of stocks that trade at a higher multiple of current earnings than other stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the portfolio managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the portfolio managers have placed on it.

Companies whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

•
Confidential Information Access Risk.  The portfolio manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund’s portfolio.  In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan.  The portfolio manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans.  Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the portfolio manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the portfolio manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

•
Convertible Securities Risk.  A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

•
Credit Risk. Credit risk is the risk that a debt security will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Fund or its investment adviser, subadviser, custodian, transfer agent, intermediaries and other third-party service provides may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

•
Derivatives Risk. Each Fund may enter into derivative transactions. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves instrument techniques and risks different from those associated with ordinary portfolio transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholder holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. US federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivative transactions. See “Fund Investments and Related Risks” in the SAI for additional information.

The risks associated with certain derivative transactions are described below.

•
Forward Contracts Risk: A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed to when entering into the contract. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage-backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

•
Forward Foreign Currency Contracts Risk: Forward foreign currency contracts are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into US dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

•
Futures Contracts Risk: A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as exchanges in the United States. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

•
Swaps Risk: In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value.  Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), pricing risk (swaps may be difficult to value) and liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses to the Fund.

•
Interest Rate Swaps Risk: Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.  A swap agreement can increase or decrease the volatility of the Fund’s investments and its NAV. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

•
Credit Default Swaps: A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring.  A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps subject the Fund to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument, and pricing risk (i.e., swaps may be difficult to value). In addition, it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

•
Options Risk: If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), each of which may result in significant and unanticipated losses to the Fund.

•
Swaptions Risk. The Fund may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a nonrefundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss that the Fund incurs in buying a swaption. When the Fund purchases an OTC swaption, it increases its credit risk exposure to the counterparty.

•
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•
Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

•
Floating Rate Notes (FRNs) Risk. The Fund may purchase FRNs, which are instruments that provide for adjustments in the interest rate whenever a specified interest rate index changes or on certain reset dates. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

•           Foreign Investments Risk. Foreign investments involve special risks, including:

•
Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar. Foreign currencies may be affected by foreign tax laws, governmental administration or monetary policies, trading and relations between nations. Foreign currencies are also subject to settlement, custodial and other operational risks.

•
Political and economic developments: The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets.  Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-US companies. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

•
Unreliable or untimely information:  Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as US issuers. Thus, there may be less information publicly available about foreign issuers than about most US issuers.

•
Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US. In addition, the laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the US.

•
Limited markets: Certain foreign securities may be less liquid (harder to buy and sell) and their prices may be more volatile than many US securities. Illiquidity tends to be greater, and valuation of the Fund’s foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales. As a result, the portfolio managers may at times be unable to sell these foreign investments at desirable prices and/or find it difficult to value the Fund’s foreign investments.

•
Trading and settlement  practices: Brokerage commissions, withholding taxes, custodial fees, and other fees are generally higher for foreign investments than for US investments. In addition, the procedures and rules followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund.  Foreign securities transactions may involve greater risk of loss and trading improprieties, delays in payment, delivery or recovery of money or investments, which could affect the liquidity of the Fund’s assets. Some countries have limited governmental oversight and regulation of foreign securities markets and trading systems, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

•
Time-zone arbitrage: The Fund may invest in securities of foreign issuers that are traded in US or foreign markets. If the Fund invests a significant amount of its assets traded in foreign markets, it may be exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund’s NAV is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund’s use of “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the investment adviser and the Board of Trustees of Henderson Global Funds (the “Board”) believe to be their fair value, may help deter those activities.

•
Share blocking: In certain non-US markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period.

•
Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.

•
Regional conditions: Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

•
Eurozone investment risks: Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience, or have experienced recently, significant financial difficulties. Following the recent global economic crisis, certain of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

•
Globalization risks: The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

•
Emerging markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to the Fund’s foreign investments. See “Federal Income Tax Matters” in the statement of additional information (“SAI”).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in US markets and are US dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Preferred Securities Risk. A company’s preferred stock general pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

•
Defensive Investment Strategies. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) as described above under “Temporary Investments and Other Matters”. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective(s). A Fund’s defensive investment position may not be effective in protecting its value.

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed. The securities ratings provided by rating agencies are based on their analyses of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

In addition, certain Henderson funds-of-funds are permitted to invest in each Fund. As a result, a Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

•
Impairment of Collateral Risk.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  Further, certain floating rate loans may not be fully collateralized and may decline in value.

•	Inflation Risk. The risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of money.

•
Interest Rate Risk.  Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund or an underlying fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund or an underlying fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment plays a large role in valuing these investments as compared to valuing more liquid investments.

•
Money Market Fund Investment Risk. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund's investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund's shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.

In July 2014, the SEC adopted amendments to its rules governing the operation of money market funds intended to address perceived systemic risks associated with money market funds and to improve transparency to money market fund investors. These amendments may affect the manner in which money market funds are structured and operated and may impact a money market fund's expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund (e.g., US government money market funds are exempt from a number of the changes required by these amendments) and type of investors (e.g., retail or institutional). The new rules will require, among other things, certain money market funds to cease using the amortized cost method to value their shares and to cause transactions in shares of these funds to be effected using the fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00) (together, the "floating NAV amendments"). The floating NAV amendments are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund's portfolio securities. Certain funds, such as those that only offer their shares to natural persons and those that invest almost exclusively in cash, obligations of the US government, and repurchase agreements collateralized by obligations of the US government, are not subject to the floating NAV amendments.

The SEC also adopted amendments that would permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee) and/or suspend redemptions for a period of up to ten days in certain circumstances. The rule amendments require the imposition of a temporary liquidity fee whenever 90% or more of a money market fund's portfolio is comprised of assets that are other than cash, direct obligations of the US government or securities that convert into cash within one week, unless the fund's board of trustees determines that such a fee is not in the fund's best interests.

Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. There can be no assurance that the Fund's investments in money market funds will not be adversely affected by the amendments or by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund's average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under "Fees and Expenses of the Fund."

•
Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility.  Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations.  General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes.  They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies.  Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.  Because municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns as governmental cost burdens are reallocated among federal, state and local governments.  Laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

•
Over-the-Counter Risk. Securities traded in the over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

•
Overweighting in Certain Market Sectors Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund’s NAV.

•
Preferred Stock Risk.  Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preferences over common stock in the payments of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, types of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the market on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

•
Regulatory and Legal Risk.  US and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives).  These may impact the investment strategies, performance, costs and operation of the Fund, as well as the way investments in, and shareholders of, a Fund are taxed.

•
Reinvestment Risk. Income from a Fund’s portfolio will decline if and when a Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

•
REIT Risk. Investing in a real estate investment trust (“REIT”) involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Code, and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

•
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risk and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risks associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the portfolio managers will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

•
Rule 144A Securities Risk.  The Fund may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”) which are determined to be liquid in accordance with procedures adopted by the Board.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.  Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them.  The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.  Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

•
Sovereign Debt Risk.   A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to the sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

•
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss of following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or pay its principal obligations in full. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

•
Structured Securities Risk. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative changes in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets. Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

•
Warrants and Rights Risk.  Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

•
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Fund may lose its entire investment. A Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.

Changes in Policies and Additional Information

Changes in Policies. The Board may change a Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) Dividend & Income Builder Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of income-producing securities, (ii) Emerging Markets Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of companies in emerging market countries, (iii) European Focus Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of European companies, (iv) Global Equity Income Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of income-producing equity securities, (v) Global Technology Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of technology-related companies, (vi) High Yield Opportunities Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield securities, (vii) International Long/Short Equity Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in long and short positions of equity securities issued by, or equity0related derivative instruments providing exposure to, non U.S. companies from at least three different countries, derivative instruments, (viii) International Select Equity Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of equity securities issued by non-US companies from at least three different countries, (ix) Strategic Income Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in income producing securities, (x) Unconstrained Bond Fund’s policy to invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in a portfolio of bonds and associated derivative instruments and (xi) US Growth Opportunities Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of US companies, the Funds will give shareholders at least 60 days’ notice of any change to these policies.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain free of charge by contacting shareholder services. (See back cover for address and phone number.)

Disclosure of Portfolio Holdings. The Funds’ SAI includes a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and the Funds publicly disclose their portfolio holdings monthly on their website at http://www.henderson.com.

Obtaining Recent Net Asset Value Per Share.  You may obtain the net asset value of Fund Shares at no cost by visiting www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

Fiscal Year End.  Each Fund’s fiscal year end is July 31.

Management of the Funds

Investment Adviser and Subadvisers

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as “the Adviser,” is the Funds’ investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, referred to herein as “HIML,” is the subadviser for each Fund except the High Yield Opportunities Fund and the US Growth Opportunities Fund. Henderson Geneva Capital Management, 100 E. Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202, referred to herein as “Geneva,” is the subadviser for the US Growth Opportunities Fund. The Adviser, HIML, and Geneva are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money portfolio manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network.

Pursuant to an investment advisory agreement with the Trust and subject to the oversight of the Board of Trustees of the Trust, the Adviser oversees the management of the Fund’s investments and the administration of the Fund’s business affairs, provides certain clerical, bookkeeping and administrative services and furnishes office facilities and equipment for the Trust. Pursuant to a subadvisory agreement with the Adviser, HIML provides research, analysis, advice and recommendations for each Fund, except the High Yield Opportunities Fund and the US Growth Opportunities Fund, with respect to the purchase and sale of securities and manages investment decisions regarding assets of the Funds, subject to the oversight of the Board of Trustees and the Adviser. Pursuant to a subadvisory agreement with the Adviser, Geneva provides research, analysis, advice and recommendations to the US Growth Opportunities Fund with respect to the purchase and sale of securities and manages investment decisions regarding assets of the Fund, subject to the oversight of the Board of Trustees and the Adviser.

The Adviser provides services and facilities to the Funds. Each Fund pays the Adviser a monthly fee at an annual rate of each Fund’s average daily net assets as set forth below:

All Asset Fund	International Long/Short Equity Fund
0.40%	1.25%
Dividend & Income Builder Fund	International Opportunities Fund
0.75% for the first $1 billion;	1.00% for the first $2 billion;
0.65% for the next $1billion:	0.90% for the next $1 billion;
0.55% for the balance thereafter.	0.80% for the next $1 billion;
Emerging Markets Fund	0.70% for the next billion;
1.00% for the first $1 billion;	0.60% for the next $5 billion; and
0.90% for the next $1 billion; and	0.50% for the balance thereafter.
0.85% for the balance thereafter.	International Select Equity Fund
European Focus Fund	0.65%
1.00% for the first $500 million;	Strategic Income Fund1
0.90% for the next $1 billion;	0.55% for the first $1 billion;
0.85% for the next $1 billion; and	0.50% for the next $500 million; and
0.80% for the balance thereafter.	0.45% for the balance thereafter.
Global Equity Income Fund	Unconstrained Bond Fund
0.85% for the first $1 billion;	0.65% for the first $1 billion;
0.65% for the next $1 billion; and	0.55% for the next $1 billion; and
0.60% for the balance thereafter.	0.50% for the balance thereafter.
Global Technology Fund	US Growth Opportunities Fund
0.90% for the first $1 billion;	0.75% for the first $1 billion;
0.80% for the balance thereafter.	0.70% for the next $1 billion; and
High Yield Opportunities Fund	0.65% for the balance thereafter.
0.65% for the first $1 billion;
0.55% for the next $1 billion; and
0.50% for the balance thereafter.

1
The fee is based upon the Fund’s average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund’s average managed assets, which include the proceeds of leverage, the Adviser’s fee will be higher if the Fund is leveraged.

For the most recent fiscal year, each Fund paid the Adviser an amount equal to the rate shown in the table below of the Fund’s average net assets, taking into account the expense limitations and/or fee waivers then in effect:

All Asset Fund	0.36%
Dividend & Income Builder Fund	0.57%

Emerging Markets Fund	0.67%
European Focus Fund	0.89%
Global Equity Income Fund	0.69%
Global Technology Fund	0.90%
High Yield Opportunities Fund	0.36%
International Long/Short Equity Fund1	—
International Opportunities Fund	0.92%
International Select Equity Fund2	—
Strategic Income Fund	0.48%
Unconstrained Bond Fund	—
US Growth Opportunities Fund3	—

_________________
1	The International Long/Short Equity Fund commenced operations December 9, 2014.

2	The International Select Equity Fund commenced operations September 30, 2014.

3	The US Growth Opportunities Fund commenced operations December 18, 2014.

The Adviser pays each of HIML and Geneva a fee for its subadvisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for all of the Funds except for the International Long/Short Equity Fund, International Select Equity Fund and the US Growth Opportunity Fund is available in the Funds’ Annual Report dated July 31, 2015. The discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for the International Long/Short Equity Fund, the International Select Equity Fund, and the US Growth Opportunities Fund is available in the Funds’ Semi-Annual Report dated January 31, 2015.

Portfolio Managers

All Asset Fund

Bill McQuaker, Co-Head of Multi-Asset, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2005 and has over 30 years of investment management experience.

Paul O’Connor, Co-Head of Multi-Asset, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 21 years of investment management experience.

Chris Paine, Director of Asset Allocation, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2000 and has over 21 years of investment management experience.

Dividend & Income Builder Fund

Alex Crooke, Head of Global Equity Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1994 and has over 26 years of investment management experience.

Job Curtis, Director of Global Equity Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1987 via Touche Remnant and has over 31 years of investment management experience.

Ben Lofthouse, CFA, Fund Manager, is a Portfolio Manager of the Fund.  He joined Henderson Global Investors in 2004 and has over 18 years of experience in the investment industry.

Jenna Barnard, CFA, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. She joined Henderson Global Investors in 2002 and has over 15 years of investment management experience.

John Pattullo, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1997 and has over 23 years of investment management experience.

Emerging Markets Fund

Glen Finegan, Head of Global Emerging Markets Equities, is the Lead Portfolio Manager of the Fund. He joined Henderson Global Investors in 2015 and has over 16 years of investment management experience.

European Focus Fund

Stephen Peak, Director of International Equities, is the Lead Portfolio Manager of the Fund. He joined Touche Remnant in 1986, which was subsequently purchased by Henderson Global Investors in 1992. He has more than 41 years of investment management experience.

Global Equity Income Fund

Alex Crooke, Head of Global Equity Income, is the Co-Lead Portfolio Manager of the Fund. Mr. Crooke’s biography is included in the Dividend & Income Builder Fund description above.

Job Curtis, Director of Global Equity Income, is the Co-Lead Portfolio Manager of the Fund. Mr. Curtis’s biography is included in the Dividend & Income Builder Fund description above.

Ben Lofthouse, CFA, Fund Manager, is a Portfolio Manager of the Fund.  Mr. Lofthouse’s biography is included in the Dividend & Income Builder Fund description above.

Global Technology Fund

Stuart O’Gorman, Director of Technology Investments, is a Co-Portfolio Manager of the Fund. He joined Henderson Global Investors in 2001 and has over 20 years of investment management experience.

Graeme Clark is a Co-Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 22 years of experience in the investment industry.

High Yield Opportunities Fund

Kevin Loome, CFA, Head of US Credit, is the Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 25 years of investment management experience.

International Long/Short Equity Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s Co-Lead Portfolio Manager, and Steve Johnstone, Fund Manager, Diversified Hedge Funds and the Fund’s Portfolio Manager & Quantitative Strategist, generally oversee the management and portfolio construction of the Fund. Individual members of the Team manage the Fund’s investments in specific countries and regions as outlined below.

Quantitative Strategist – Steve Johnstone, Fund Manager, Diversified Hedge Funds, is responsible for the top-down overlay and quantitative risk control of the Fund’s overall portfolio. He joined Henderson Global Investors via the 2011 acquisition of Gartmore and has over 25 years of investment management experience.

Portfolio Management of the Fund’s sub-portfolios:

Europe – Stephen Peak, Director of International Equities, manages the Europe sub-portfolio of the Fund. Mr. Peak’s biography is included in the European Focus Fund description above.

UK – Neil Hermon, Co-Head of UK Equities, manages the UK sub-portfolio of the Fund. He joined Henderson Global Investors in 2002 and has more than 27 years of investment management experience.

Asia Pacific – Andrew Gillan, Head of Asia (ex-Japan) Equities, manages the Asia Pacific sub-portfolio of the Fund. He joined Henderson Global Investors in 2014 and has more than 16 years of investment management experience.

Japan – Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, manages the Japan sub-portfolio of the Fund. He joined Henderson Global Investors via the 2011 acquisition of Gartmore and has over 16 years of investment management experience.

International Opportunities Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s Lead Portfolio Manager, generally oversees the management of the Fund. Individual members of the Team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategist – Bill McQuaker, Co-Head of Multi-Asset, supports Mr. Peak in the asset allocation of the Fund. Mr. McQuaker’s biography is included in the All Asset Fund description above.

Portfolio Management of the Fund’s sub-portfolios:

Europe – Stephen Peak, Director of International Equities, manages one of the two European sub-portfolios of the Fund. Mr. Peak’s biography is included in the European Focus Fund description above.

Tim Stevenson, Director of Pan European Equities, manages the other European sub-portfolio of the Fund. He joined Henderson Global Investors in 1986 and has more than 33 years of investment management experience.

Global Growth– Ian Warmerdam, Director of Global Growth Equities, and Ronan Kelleher, Portfolio Manager, co-manage the Global Growth sub-portfolio. Mr. Warmerdam joined Henderson Global Investors in 2001 and has over 19 years of investment management experience. Mr. Kelleher joined Henderson Global Investors in 2011 and has over 4 years of investment management experience.

Japan – Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, manages the Japan sub-portfolio of the Fund. Mr. Musumeci’s biography is included in the International Long/Short Equity Fund description above.

Emerging Markets – Glen Finegan, Head of Global Emerging Markets Equities, and Nicholas Cowley, Investment Manager, Global Emerging Markets Equities, co-manage the Emerging Markets sub-portfolio of the Fund. Mr. Finegan’s biography is included in the Emerging Markets Fund description above. Mr. Cowley joined Henderson Global Investors in 2004 and has over 18 years of investment management experience.

Asia Pacific – Andrew Gillan, Head of Asia (ex-Japan) Equities manages the Asia Pacific sub-portfolio of the Fund. Mr. Gillan’s biography is included in the International Long/Short Equity Fund description above

International Select Equity Fund

Matthew Beesley, CFA, Head of Global Equities, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2012 and has 19 years of investment management experience.

Sanjeev Lakhani, CFA, Investment Manager, Global Equities, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2011 and has 12 years of experience in the financial industry.

Strategic Income Fund

John Pattullo, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. Mr. Pattullo’s biography is included in the Dividend & Income Builder Fund description above.

Jenna Barnard, CFA, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. Ms. Barnard’s biography is included in the Dividend & Income Builder Fund description above.

Unconstrained Bond Fund

Phillip Apel, Head of Fixed Income, is Co-Lead Portfolio Manager of the Fund.  Mr. Apel chairs Henderson’s Fixed Income Investment Strategy Group (ISG). He joined Henderson Global Investors in 2005 and has 28 years of investment management experience.

Andrew Mulliner, CFA, Portfolio Manager, is Co-Lead Portfolio Manager of the Fund. He joined Henderson Global Investors in 2007 and has 10 years of investment management experience.

US Growth Opportunities Fund

Michelle Picard, CFA, Portfolio Manager, is a Portfolio Manager of the Fund. She joined Henderson Global Investors in 2014 and has 19 years of investment management experience.

W. Scott Priebe, Portfolio Manager, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2014 and has 12 years of investment management experience.

Derek Pawlak, Portfolio Manager, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2014 and has 27 years of investment management experience.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Description of Share Classes

The All Asset, Dividend & Income Builder, Emerging Markets, European Focus, Global Equity Income, Global Technology, High Yield Opportunities, International Long/Short Equity, International Opportunities, International Select Equity, Strategic Income Funds, Unconstrained Bond and US Growth Opportunities Funds offer Class A, Class C, Class I and Class R6 shares through this Prospectus. The International Opportunities Fund also offers Class R shares through this Prospectus.

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

You are able to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares (all Funds)

•	front end sales charge. There are several ways to reduce these sales charges (see “Applicable Sales Charge – Class A Shares” and “Sales Charge Reductions – Class A Shares”)

•	lower annual expenses than Class C and Class R shares

•	no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

•	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class C Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away

•	individual purchase transactions are limited to amounts less than $1,000,000

•	a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions

•	shares do not convert to another Class

•	higher annual expenses than Class A, Class R, Class R6 and Class I shares

•
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares to exceed the limits imposed on individual transactions.

Class R Shares (International Opportunities Fund only)

•
available for purchase exclusively by investors through employer-sponsored benefit or retirement plans held in plan level or omnibus accounts maintained by the retirement plan administrator or record keeper

•	IRA accounts are not eligible for Class R shares

•	no front end sales charge. All your money goes to work for you right away

•	higher annual expenses than Class A, Class R6 and Class I shares; lower annual expenses than Class C shares

•	no CDSC

•	shares do not convert to another Class

•	Class R shares pay distribution fees up to a maximum of 0.50% of net assets annually

Class I Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away

•	lower annual expenses than Class A, Class C and Class R shares

•	no CDSC

Class I Shares are available for purchase by:

•	Endowments, foundations, non-profit organizations, charitable trusts, corporations and high net worth individuals using a trust or custodial platform

•	Public entities, including state, county, city or instrumentality, department authority or thereof

•	Certain financial intermediaries that charge their customers transaction fees with respect to their customer investments in the Funds

•
Investors participating in wrap fee or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers or other financial institutions that have entered into agreements with a Fund or its affiliates for that purpose.

•
Employer-sponsored retirement or benefit plans defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi” trust provided that the plan’s assets are at least $1,000,000 and the shares are held in an omnibus account on the Fund’s records. A Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs that establish a lower threshold for eligibility

•	Other investment companies that have an agreement with a Fund or its affiliates for that purpose

Class R6 Shares (all Funds)

• no front end sales charge. All your money goes to work for you right away

• lower annual expenses than Class A, Class C, Class I and Class R shares

• no CDSC

R6 Shares are not subject to any service or distribution fees. Neither the Fund nor the Adviser or its affiliates will provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares (collectively, “Service Payments”).

Class R6 Shares are available for purchase by:

•
“Employee Benefit Plans,” which shall include: retirement plan level, retirement plan administrator level or omnibus accounts; retirement plans—employer-sponsored 401(k) and 403(b), 457, Keogh, profit sharing, money purchase, defined benefit/defined contribution, target benefit and Taft-Hartley plans; non-qualified deferred compensation plans; and post-employment benefit plans, including retiree health benefit plans.

•
Employee Benefit Plans, Board members and other individuals considered to be affiliates of the Fund or the Adviser, and discretionary accounts with the Adviser, as well as affiliated and non-affiliated registered investment companies may purchase R6 Shares with no investment minimum.

•	Current or former Trustees of the Funds or a member of their immediate family

•	Current and former employees of the Adviser or its affiliates or their immediate families

•
Certain other types of plans, and institutional or other investors, may be eligible to purchase R6 Shares, provided eligibility requirements and relevant minimums are met, including, but not limited to:

• 529 plans;
• endowments and foundations;
• states, counties or cities or their instrumentalities;
• insurance companies, trust companies and bank trust departments; and
• certain other institutional investors, subject to approval by the Adviser.

•	Except as specifically provided above, R6 Shares may not be purchased by:

• individual investors and/or retail accounts including accounts purchasing through wrap programs;
• IRAs and Coverdells;
• SEPs, SIMPLEs and SARSEPs; and
• individual 401(k) and 403(b) plans.

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

•	how long you expect to own the shares

•	how much you intend to invest

•	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

•	whether you qualify for any reduction or waiver of sales charges

•	whether you plan to take any distributions in the near future

•	availability of share Classes

•	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. These payments may differ for each fund of Henderson Global Funds, including within the same intermediary and across intermediaries, or within the same fund at the same intermediary. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from a Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	All Funds (except Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund)
	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***

	Dividend & Income Builder Fund			High Yield Opportunities Fund, Strategic Income Fund, and Unconstrained Bond Fund
	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested		Offering Price	Net Amount Invested
Less than $50,000	5.00%	5.26%	4.50%	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.25%	4.44%	4.00%	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%	2.00%	2.04%	1.75%
$1,000,000 or more	None**	None**	None***	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

•
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds’ custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Reinvested dividends and capital gains will count towards fulfillment of the Letter of Intent.

•
Rights of Accumulation. The value, including reinvested dividends and capital gains, of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart above). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

•	Individual accounts
•	Joint accounts between the individuals described above
•	Certain fiduciary accounts
•	Single participant retirement plans
•	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the International Opportunities Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase (sales load of each Fund will vary). Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

This information is available, free of charge, on the Funds’ website. Please visit www.henderson.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3Henderson (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 180 days of the redemption

4.	Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment

5.	Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor

6.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

7.
Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into an agreement with respect to such retirement platforms

* Note that retirement plans that (i) were invested in the Funds and (ii) met the eligibility requirements for A shares at NAV prior to March 4, 2013 are permitted to continue to purchase shares at NAV regardless of whether they meet the criteria immediately above

8.
Purchase by employees of an entity with a selling agreement with the Distributor to sell the Funds’ shares and any member of that person’s immediate family (including a spouse, child, step-child, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships)

9.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3Henderson (or 866.343.6337).

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

•	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

•	Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C shares of another Fund of which you may have exchanged for Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the first year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 1.00% (the applicable rate in the first year after purchase).

CDSC Waivers

The Funds will waive the CDSC payable upon redemptions of shares for:

•	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

•
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70½

•	withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	redemptions initiated by the Funds

•	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

For purposes of computing the CDSC, all purchases made during a calendar month will be counted as having been made on the first day of that month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Conversion Feature

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of a Fund may be converted to Class A shares of the same Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Distribution and/or Service (12b-1) Fees

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

•	Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

•	Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

In the case of Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C, Class R Class I and Class R6 shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

How to Purchase and Redeem Class R (International Opportunities Fund only)

Class R share participants in retirement plans must contact the plan’s administrator to purchase or redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

How to Purchase Class A, Class C, Class I and Class R6 Shares

Initial Purchase

Investment Minimums for Class A, Class C and Class R shares (per Fund):

Type of Account	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Investment Minimums for Class I and Class R6 Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements for Class I and Class R6 Shares.

Except as noted below, the Funds require that you maintain a minimum account balance as listed above with respect to Class A, Class C and Class R. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and current and former employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program. In addition, shares of a Fund purchased by individual investors through certain financial intermediaries or retail brokerage platforms may be subject to lower initial and subsequent investment minimums. Please check with your financial intermediary for information about the minimum investment requirements that may be imposed by such party.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. Generally, if you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund’s share Class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine which Fund and share Class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

•	Financial Adviser or Financial Intermediary. You can establish an account by having your financial adviser or financial intermediary process your purchase.

•	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

•	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

•	Wire. Call 866.3Henderson (or 866.343.6337) to arrange for this transaction:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
ABA # 0110-0002-8
Attn: Henderson Global Funds
Deposit DDA #9905-541-0
FBO: (please specify the Fund name, account
number and name(s) on account);

Generally, you must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. Under limited circumstances, the Funds reserve the right to sell shares to persons residing outside the US and its territories. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

•	Account Registration

•	Dealer Number

•	Branch and Rep Number

•	Dealer Account Number (BIN)

•	Matrix level

•	Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

Cost Basis Reporting

Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold covered shares directly through the Henderson Global Funds and not through a Financial Intermediary, the Funds will use a default average cost basis methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

Please note that if you elect to change your cost basis method to or from average cost the request must be in writing.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Adding to Your Account

There are several easy ways you can make additional investments to any Fund in your account:

•	ask your financial adviser or financial intermediary to purchase shares on your behalf

•	send a check with the returnable portion of your statement

•	wire additional investments through your bank using the wire instructions as detailed above

•
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

•	exchange shares from another Henderson Global Fund

•	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Funds at NAV by having your financial adviser or financial intermediary process your exchange request or by contacting shareholder services directly.

Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser or financial intermediary for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

How to Redeem Shares

You may redeem your shares either by having your financial adviser or financial intermediary process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received a letter with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Adviser or Financial Intermediary

You can request your financial adviser or financial intermediary to process a redemption on your behalf. Your financial adviser or financial intermediary will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

•
By Telephone. You can call shareholder services at 866.3Henderson (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

•	By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

•
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

•	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

•	You want to redeem more than $200,000 in shares

•	You want your redemption check mailed to an address other than the address on your account registration

•	Your address of record was changed within the past 30 days

•	You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

•
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

•	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws. The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below). Pursuant to these policies, if an investor (through one or more accounts) makes more than one “material round-trip” in any 90 day period, their future buy orders, including exchange buy orders, may be rejected.

For these purposes, a “round trip” is defined as a purchase or exchange into a Fund followed by a sale or exchange out of the same Fund, or a sale or exchange out of a Fund followed by a purchase or exchange into the same Fund effected within 30 days. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on a Fund.

The following transactions generally are exempt from the market timing and excessive trading policy described above because the Funds believe they generally do not raise market timing or excessive trading concerns:

•
Transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividend or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums)

•
Transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers

•	Transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in model portfolio

•	Transactions by registered investment companies that invest in the Funds using a “fund-of-funds” structure

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders in making any such judgments.

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of a Fund with shares of the same class of another Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A and Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.  The redemption and repurchase of fund shares may result in a tax liability for federal income tax purposes.

Certain Advisors or Financial Intermediaries may impose conditions that differ from those described above or may apply different criteria for determining the amount eligible for reinstatement. Please consult with your Financial Advisor for further information.

In-Kind Distributions. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund’s net assets, whichever is less.

Investor Services and Programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

•	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

•	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

•	Dividend and net capital gain distributions in cash

•	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

•	Dividend and net capital gain distributions earned by Class R share participants in retirement plans will be automatically reinvested in additional shares of the same Fund.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class C and Class I shares, without extra charge.

Automatic Investment Plan (Class A, C and I Shares only). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days’ notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the payment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days’ notice.

Other Information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is expected to be closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund’s NAV. In addition, significant events or movements in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds use an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Also, the use of fair value pricing may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques.

The Board has adopted procedures for valuing the Funds’ securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

•	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions

Each Fund (except the Dividend & Income Builder Fund, Global Equity Income Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually. The High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund intend to declare dividends of all or a portion of its net investment income monthly to shareholders. The Dividend & Income Builder Fund intends to declare dividends of all or a portion of its net investment income quarterly to shareholders. The Global Equity Income Fund will declare its last monthly dividend of its net investment income on December 30, 2015; effective January 1, 2016, the Fund intends to declare its dividends quarterly beginning March 2016. Dividends and distributions may be payable in cash or additional shares, with the option to receive cash in lieu of the shares. A Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit a Fund to maintain a more stable level of distributions. As a result, the dividend paid by a Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by a Fund during such period. A Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, a Fund is required to distribute substantially all of its net investment income each year. All or substantially all realized net capital gains, if any, will be distributed to a Fund’s shareholders at least annually. While a Fund will attempt to maintain a stable level of distributions, a Fund will still attempt to comply with Subchapter M of the Code.

See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds, in shares of another Henderson Global Fund or received in cash.

The yield on the Strategic Income Fund’s shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund’s shares.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

A more detailed tax discussion is provided in the SAI.

Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class C and Class I shares (other than holders who hold shares in a tax-advantaged account) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from a Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 20%. Distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Dividends declared in October, November or December to shareholder of record in one of those months and paid in January of the following year will be treated for federal income purposes as if they had been paid to shareholders on December 31st of the year dividends were declared.

The IRS Form 1099 that is mailed to you every year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and net capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  You should consult your tax adviser regarding the possible implications of this additional tax on your investment in a Fund.

Dividends and distributions on shares held in a qualified retirement plan will generally not be subject to current federal income taxation. Distributions from a qualified retirement plan, however, will generally be subject to federal income tax and possible federal withholding tax. Please consult with your Plan Administrator regarding the tax status of your retirement plan.

Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations or that an underling fund pays if the Fund is a qualified fund of funds. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. A holder who holds shares through a tax-advantaged account, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summaries-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net short-term capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding. Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. Unless you are investing through a tax-advantaged account, a redemption, sale or exchange of Fund shares is generally considered a taxable event for you. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of Funds

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds’ portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds’ annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds’ records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

CFTC Regulation

The Henderson Unconstrained Bond Fund is unable to rely on the exclusions or exemptions available under applicable US Commodity Futures Trading Commission (“CFTC”) rules and therefore, the Fund is subject to regulation under the Commodity Exchange Act of 1936, as amended (“ CEA”), and the CFTC’s rules and regulations thereunder, as a “commodity pool.” The Fund’s Adviser and the subadviser have registered with the CFTC as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), respectively. Accordingly, each of the Adviser, the subadviser and the Fund is subject to dual regulation by the SEC and the CFTC. Under the CFTC’s “harmonization” rules with respect to registered investment companies, the Adviser and the Fund are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under what the CFTC’s harmonization rules term a program of “substituted compliance.” This means that for most of the CFTC’s disclosure and shareholder reporting requirements, the Fund’s compliance with analogous SEC requirements will fulfill its CFTC compliance obligations. In order to avail itself of the substituted compliance regime, the Adviser has filed a notice with the National Futures Association. Certain filings still are required with the CFTC, including periodic filings on CFTC Form CPO-PQR. Investors in the Fund and their financial advisers should consider whether the Fund’s status as a “commodity pool” impacts their status under the CEA in deciding whether to invest in the Fund.

Additional Information

The Henderson Global Funds (the “Trust”), on behalf of its series (the “Funds”), enters into contractual arrangements with various parties, including, among others, the Adviser, the Funds’ Distributor, the Funds’ Transfer Agent and the Funds’ Custodian, who provide services to the Funds.  These contractual arrangements are between the Trust and the third-parties, including the service providers.  Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these contractual arrangements.  The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Trust and/or one or more of the Funds.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of a Fund.  None of this prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement is intended to give rise to any agreement or contract between the Trust and/or any Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with each Fund’s financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

Class R6 shares of each Fund commenced operations November 30, 2015, therefore no financial highlights are shown for that share class.

For a share outstanding throughout the periods indicated
		Income (loss) from investment operations:			Less distributions:
			Net		Distributions	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss)(b)	investments	operations	income	gains	distributions
All Asset Fund
Class A
Year Ended 7/31/2015	$10.76	0.09	0.12	0.21	(0.14)	(0.28)	(0.42)
Year Ended 7/31/2014	10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Year Ended 7/31/2015	$10.63	0.02	0.10	0.12	(0.08)	(0.28)	(0.36)
Year Ended 7/31/2014	10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Year Ended 7/31/2015	$10.77	0.13	0.10	0.23	(0.17)	(0.28)	(0.45)
Year Ended 7/31/2014	10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Dividend & Income Builder Fund
Class A
Year Ended 7/31/2015	$12.57	0.35	0.11	0.46	(0.33)	(0.20)	(0.53)
Year Ended 7/31/2014	11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Year Ended 7/31/2015	$12.49	0.26	0.10	0.36	(0.25)	(0.20)	(0.45)
Year Ended 7/31/2014	11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Year Ended 7/31/2015	$12.57	0.39	0.09	0.48	(0.36)	(0.20)	(0.56)
Year Ended 7/31/2014	11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund invests in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged by the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(e)

$10.55	1.94%	$6,396	0.85%	0.88%	0.91%	19%
10.76	6.44	8,929	0.85	0.94	0.93	52
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.39	1.14%	$10,824	1.60%	0.18%	1.68%	19%
10.63	5.61	11,094	1.60	0.20	1.67	52
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.55	2.20%	$44,333	0.60%	1.18%	0.63%	19%
10.77	6.72	46,867	0.60	1.22	0.62	52
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$12.50	3.81%	$15,959	1.30%	2.84%	1.46%	26%
12.57	13.26	14,308	1.30	3.20	1.94	78
11.40	16.79	1,891	1.30	2.98	7.35	188

$12.40	3.00%	$13,846	2.05%	2.15%	2.23%	26%
12.49	12.45	4,525	2.05	2.38	2.68	78
11.35	15.94	463	2.05	2.32	8.17	188

$12.49	3.97%	$24,356	1.05%	3.13%	1.24%	26%
12.57	13.56	8,156	1.05	3.50	1.66	78
11.39	17.01	1,463	1.05	4.18	7.11	188

For a share outstanding throughout the periods indicated

	Income (loss) from investment operations:		Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
Emerging Markets Fund
Class A
Year Ended 7/31/2015	$9.82	0.02	(1.24)	(1.22)	0.00	0.00	$8.60
Year Ended 7/31/2014	8.49	0.02	1.31	1.33	0.00	0.00	9.82
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	(0.05)	8.49
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	(0.13)	7.97
Period Ended 7/31/2011(a)	10.00	0.00*	(0.26)	(0.26)	0.00	0.00	9.74
Class C
Year Ended 7/31/2015	$9.61	(0.06)	(1.20)	(1.26)	0.00	0.00	$8.35
Year Ended 7/31/2014	8.37	(0.04)	1.28	1.24	0.00	0.00	9.61
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	(0.02)	8.37
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	(0.12)	7.89
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	9.70
Class I
Year Ended 7/31/2015	$9.86	0.03	(1.25)	(1.22)	(0.01)	(0.01)	$8.63
Year Ended 7/31/2014	8.49	0.05	1.32	1.37	0.00	0.00	9.86
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	(0.08)	8.49
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	(0.15)	7.98
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	9.75
(a)	The Emerging Markets Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

		Ratios to average net assets:
Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

(12.42)%	$8,272	1.79%	0.21%	2.13%	148%
15.67	8,656	1.79	0.26	1.97	97
7.16	8,930	1.79	0.09	2.15	126
(16.70)	7,011	1.79	(0.25)	2.51	110
(2.60)	15,841	1.79	0.04	3.97	35

(13.11)%	$3,049	2.54%	(0.62)%	2.90%	148%
14.81	4,036	2.54	(0.42)	2.74	97
6.33	3,169	2.54	(0.60)	2.87	126
(17.31)	2,305	2.54	(1.08)	3.23	110
(3.00)	1,384	2.54	(1.06)	4.72	35

(12.34)%	$12,652	1.54%	0.37%	1.85%	148%
16.14	16,057	1.54	0.56	1.66	97
7.39	10,773	1.54	0.34	1.80	126
(16.49)	7,724	1.54	(0.06)	2.16	110
(2.50)	3,382	1.54	(0.26)	3.72	35

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
European Focus Fund
Class A
Year Ended 7/31/2015	$35.42	0.35	1.67	2.02	(0.53)	(0.53)	$36.91
Year Ended 7/31/2014	29.23	0.66	5.60	6.26	(0.07)	(0.07)	35.42
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	(0.37)	29.23
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	(1.22)	22.44
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	(0.79)	29.07
Class C
Year Ended 7/31/2015	$33.35	0.04	1.59	1.63	(0.41)	(0.41)	$34.57
Year Ended 7/31/2014	27.67	0.32	5.36	5.68	0.00	0.00	33.35
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	(0.17)	27.67
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	(0.98)	21.25
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	(0.60)	27.50
Class I
Year Ended 7/31/2015	$35.48	0.42	1.67	2.09	(0.67)	(0.67)	$36.90
Year Ended 7/31/2014	29.25	0.74	5.61	6.35	(0.12)	(0.12)	35.48
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	(0.46)	29.25
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	(1.30)	22.46
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	(0.86)	29.10
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

5.86%	$905,598	1.30%	0.99	%(c)	1.30%	75%
21.43	750,572	1.37	1.88		1.37	90
32.13	317,547	1.50	1.01		1.50	115
(18.32)	236,974	1.53	1.24		1.53	69
25.08	332,755	1.54	0.25		1.54	67

5.02%	$365,135	2.09%	0.12	%(c)	2.09%	75%
20.53	266,900	2.14	0.98		2.14	90
31.10	104,206	2.27	0.22		2.27	115
(18.94)	88,015	2.32	0.45		2.32	69
24.13	132,641	2.29	(0.56)		2.29	67

6.10%	$2,357,546	1.07%	1.19	%(c)	1.07%	75%
21.73	1,400,298	1.11	2.09		1.11	90
32.54	266,517	1.20	1.55		1.20	115
(18.04)	120,392	1.21	1.65		1.21	69
25.40	129,452	1.29	0.57		1.29	67

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
Global Equity Income Fund
Class A
Year Ended 7/31/2015	$8.36	0.48	(0.50)	(0.02)	(0.48)	(0.48)	$7.86
Year Ended 7/31/2014	7.85	0.52	0.48	1.00	(0.49)	(0.49)	8.36
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	7.85
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	7.06
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	(0.51)	7.45
Class C
Year Ended 7/31/2015	$8.32	0.42	(0.51)	(0.09)	(0.42)	(0.42)	$7.81
Year Ended 7/31/2014	7.81	0.46	0.48	0.94	(0.43)	(0.43)	8.32
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	7.81
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	7.03
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	(0.46)	7.42
Class I
Year Ended 7/31/2015	$8.37	0.51	(0.51)	0.00	(0.50)	(0.50)	$7.87
Year Ended 7/31/2014	7.86	0.55	0.47	1.02	(0.51)	(0.51)	8.37
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	7.86
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	7.07
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	(0.53)	7.46
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.01% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

(0.21)%	$702,841	1.09%	5.99	%(c)	1.09%	127%
12.93	804,022	1.13	6.31		1.13	103
18.58	707,252	1.22	6.56		1.22	130
1.59	467,318	1.29	6.97		1.29	108
14.13	489,400	1.32	6.18		1.32	127

(1.09)%	$1,138,357	1.86%	5.28	%(c)	1.86%	127%
12.18	957,099	1.88	5.59		1.88	103
17.65	587,376	1.98	5.85		1.98	130
0.82	363,751	2.05	6.21		2.05	108
13.35	363,455	2.07	5.36		2.07	127

0.02%	$1,864,448	0.86%	6.32	%(c)	0.86%	127%
13.19	1,363,213	0.87	6.60		0.87	103
18.87	665,505	0.95	6.95		0.95	130
1.87	332,048	1.01	7.38		1.01	108
14.55	198,216	1.07	6.35		1.07	127

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net realized capital gains	Total distributions	Net asset value, end of period
Global Technology Fund
Class A
Year Ended 7/31/2015	$26.97	(0.14)	2.86	2.72	(3.39)	(3.39)	$26.30
Year Ended 7/31/2014	23.22	(0.17)	4.09	3.92	(0.17)	(0.17)	26.97
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	23.22
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	19.69
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	20.55
Class C
Year Ended 7/31/2015	$24.46	(0.30)	2.55	2.25	(3.39)	(3.39)	$23.32
Year Ended 7/31/2014	21.23	(0.33)	3.73	3.40	(0.17)	(0.17)	24.46
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	21.23
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	18.15
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	19.08
Class I
Year Ended 7/31/2015	$27.37	(0.08)	2.90	2.82	(3.39)	(3.39)	$26.80
Year Ended 7/31/2014	23.50	(0.10)	4.14	4.04	(0.17)	(0.17)	27.37
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	23.50
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	19.88
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	20.68
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

10.70%	$99,903	1.34%	(0.52	)%(c)	1.34%	61%
16.91	155,708	1.44	(0.65)		1.44	65
17.93	169,279	1.49	0.28		1.49	83
(4.18)	156,948	1.50	(0.75)		1.50	113
27.64	191,623	1.55	(0.42)		1.55	93

9.79%	$79,667	2.12%	(1.29	)%(c)	2.12%	61%
16.04	82,699	2.21	(1.42)		2.21	65
16.97	71,401	2.26	(0.49)		2.26	83
(4.87)	69,286	2.29	(1.54)		2.29	113
26.69	79,228	2.30	(1.17)		2.30	93

10.92%	$95,958	1.11%	(0.28	)%(c)	1.11%	61%
17.22	115,816	1.19	(0.40)		1.19	65
18.21	97,882	1.22	0.51		1.22	83
(3.87)	61,492	1.23	(0.47)		1.23	113
27.97	52,351	1.30	(0.12)		1.30	93

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
High Yield Opportunities Fund
Class A
Year Ended 7/31/2015	$10.38	0.51	(0.39)	0.12	(0.56)	(0.26)	(0.82)
Year Ended 7/31/2014	9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2015	$10.38	0.42	(0.38)	0.04	(0.49)	(0.26)	(0.75)
Year Ended 7/31/2014	9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Year Ended 7/31/2015	$10.35	0.54	(0.39)	0.15	(0.59)	(0.26)	(0.85)
Year Ended 7/31/2014	9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)
International Long/Short Equity Fund
Class A
Period Ended 7/31/2015(b)	$10.00	(0.12)	0.39	0.27	0.00	0.00	0.00
Class C
Period Ended 7/31/2015(b)	$10.00	(0.17)	0.39	0.22	0.00	0.00	0.00
Class I
Period Ended 7/31/2015(b)	$10.00	(0.10)	0.38	0.28	0.00	0.00	0.00
(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	The International Long/Short Equity Fund commenced operations on December 9, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)
The International Long/Short Equity Fund’s operating expenses, excluding 12b-1 fees and dividend expense and financing charges on securities sold short, are contractually limited to 1.50%. Additional columns have been shown to reflect the annualized gross and net expense ratios inclusive of investment expenses associated with short selling activities.

(f)	Not annualized for periods less than one year. Portfolio turnover for the International Long/Short Equity Fund includes the effect of short sales and purchases to close short positions.

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets, INCLUDING short sale expenses(e)	Annualized ratio of net investment income/ (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, INCLUDING short sale expenses(e)	Portfolio turnover rate(f)

$9.68	1.19%	$1,955	1.10%	1.10%	5.09%	1.38%	1.38%	201%
10.38	10.62	2,148	1.10	1.10	5.66	1.68	1.68	340
9.98	0.92	1,127	1.10	1.10	6.07	2.82	2.82	136

$9.67	0.39%	$1,373	1.85%	1.85%	4.37%	2.00%	2.00%	201%
10.38	9.67	1,196	1.85	1.85	5.01	2.45	2.45	340
9.99	0.81	999	1.85	1.85	5.27	3.63	3.63	136

$9.65	1.48%	$21,882	0.85%	0.85%	5.37%	1.15%	1.15%	201%
10.35	10.76	23,235	0.85	0.85	6.02	1.38	1.38	340
9.97	1.06	23,608	0.85	0.85	6.27	1.82	1.82	136

$10.27	2.70%	$199	1.75%	4.00%	(1.84)%	7.86%	10.12%	285%

$10.22	2.20%	$102	2.50%	4.72%	(2.55)%	8.60%	10.83%	285%

$10.28	2.80%	$5,982	1.50%	3.63%	(1.49)%	7.57%	9.70%	285%

For a share outstanding throughout the periods indicated

	Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
International Opportunities Fund
Class A
Year Ended 7/31/2015	$26.99	0.28	1.41	1.69	(0.24)	(0.24)	$28.44
Year Ended 7/31/2014	23.79	0.31	2.98	3.29	(0.09)	(0.09)	26.99
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	(0.15)	23.79
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	(0.11)	19.22
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	(0.14)	21.77
Class C
Year Ended 7/31/2015	$25.31	0.09	1.29	1.38	(0.09)	(0.09)	$26.60
Year Ended 7/31/2014	22.40	0.08	2.83	2.91	0.00	0.00	25.31
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	22.40
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	18.12
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	20.56
Class I
Year Ended 7/31/2015	$27.04	0.40	1.36	1.76	(0.35)	(0.35)	$28.45
Year Ended 7/31/2014	23.82	0.39	2.98	3.37	(0.15)	(0.15)	27.04
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	(0.22)	23.82
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	(0.18)	19.25
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	(0.19)	21.83
Class R
Year Ended 7/31/2015	$26.59	0.24	1.35	1.59	(0.21)	(0.21)	$27.97
Year Ended 7/31/2014	23.44	0.22	2.95	3.17	(0.02)	(0.02)	26.59
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	(0.07)	23.44
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	(0.07)	18.93
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	(0.11)	21.50
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.02% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

6.33%	$1,623,379	1.36%	1.03	%(c)	1.36%	71%
13.84	1,991,001	1.40	1.18		1.40	74
24.64	1,467,583	1.46	0.66		1.46	129
(11.17)	1,263,648	1.47	0.78		1.47	45
14.71	1,950,064	1.44	0.62		1.44	64

5.47%	$552,630	2.13%	0.33	%(c)	2.13%	71%
12.99	491,403	2.17	0.32		2.17	74
23.62	424,538	2.26	(0.18)		2.26	129
(11.87)	416,582	2.29	(0.02)		2.29	45
13.84	639,252	2.19	(0.15)		2.19	64

6.60%	$2,333,559	1.10%	1.46%		1.10%	71%
14.16	1,389,207	1.12	1.47		1.12	74
25.00	872,974	1.16	1.04		1.16	129
(10.93)	656,313	1.20	1.09		1.20	45
14.96	797,316	1.19	0.87		1.19	64

6.05%	$14,173	1.63%	0.89%		1.63%	71%
13.54	9,966	1.68	0.85		1.68	74
24.23	7,180	1.76	0.34		1.76	129
(11.60)	6,454	1.94	0.42		1.94	45
14.45	7,258	1.69	0.44		1.69	64

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Net asset value, end of period	Total return(c)	Net assets, end of period (000)
International Select Equity Fund
Class A
Period Ended 7/31/2015(a)	$10.00	0.10	0.67	0.77	$10.77	7.70%	$269
Class C
Period Ended 7/31/2015(a)	$10.00	0.02	0.68	0.70	$10.70	7.00%	$120
Class I
Period Ended 7/31/2015(a)	$10.00	0.10	0.69	0.79	$10.79	7.90%	$5,222
(a)	The International Select Equity Fund commenced operations on September 30, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

Ratios to average net assets:
Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)
1.14%	1.14%	4.15%	39%
1.89%	0.21%	5.08%	39%
0.89%	1.14%	3.97%	39%

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Return of capital	Total distributions
Strategic Income Fund
Class A
Year Ended 7/31/2015	$9.13	0.32	(0.01)	0.33	(0.37)	0.00	(0.37)
Year Ended 7/31/2014	8.93	0.46	0.20	0.66	(0.46)	0.00	(0.46)
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00	(0.23)
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	(0.40)
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	(0.13)	(0.46)
Class C
Year Ended 7/31/2015	$9.09	0.26	(0.00)*	0.26	(0.31)	0.00	(0.31)
Year Ended 7/31/2014	8.89	0.39	0.20	0.59	(0.39)	0.00	(0.39)
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	(0.18)
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	(0.33)
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	(0.11)	(0.40)
Class I
Year Ended 7/31/2015	$9.11	0.34	(0.01)	0.35	(0.40)	0.00	(0.40)
Year Ended 7/31/2014	8.91	0.48	0.21	0.69	(0.49)	0.00	(0.49)
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00	(0.24)
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	(0.42)
Period Ended 12/31/2011(c)	9.06	0.29	(0.66)	(0.37)	(0.27)	(0.05)	(0.32)
(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Class I commenced operations on April 29, 2011.
(d)	Until July 1, 2010, the Fund imposed a redemption fee of 2.00% on Class A, B and C shares redeemed within 30 days of purchase.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

					Ratios to average net assets:
Redemption fees(d)		Net asset value, end of period	Total return(e)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(f)

N/A		$9.09	3.71%	$28,200	1.09%	3.52%	1.15%	54%
N/A		9.13	7.56	11,522	1.10	5.02	1.36	84
N/A		8.93	0.39	15,656	1.10	4.36	1.44	50
N/A		9.12	13.75	17,596	1.10	4.51	1.34	47
N/A		8.39	0.06	17,210	1.20	5.04	1.51	41
0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38

N/A		$9.04	2.84%	$30,034	1.85%	2.84%	1.92%	54%
N/A		9.09	6.78	17,744	1.85	4.27	2.12	84
N/A		8.89	(0.06)	19,483	1.85	3.62	2.20	50
N/A		9.08	12.95	22,328	1.85	3.77	2.11	47
N/A		8.35	(0.80)	22,244	1.94	4.29	2.26	41
0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38

N/A		$9.06	3.86%	$106,544	0.84%	3.73%	0.92%	54%
N/A		9.11	7.88	18,271	0.85	5.29	1.08	84
N/A		8.91	0.54	7,291	0.85	4.59	1.16	50
N/A		9.10	14.06	3,903	0.85	4.79	1.07	47
N/A		8.37	(4.10)	1,885	0.85	5.16	1.25	41

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Unconstrained Bond Fund
Class A
Year Ended 7/31/2015	$10.06	0.11	(0.14)	(0.03)	(0.12)	(0.40)	(0.52)
Period Ended 7/31/2014(a)	10.00	0.11	0.06	0.17	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2015	$10.06	0.03	(0.14)	(0.11)	(0.05)	(0.40)	(0.45)
Period Ended 7/31/2014(a)	10.00	0.06	0.07	0.13	(0.07)	0.00	(0.07)
Class I
Year Ended 7/31/2015	$10.06	0.13	(0.14)	(0.01)	(0.15)	(0.40)	(0.55)
Period Ended 7/31/2014(a)	10.00	0.13	0.06	0.19	(0.13)	0.00	(0.13)
US Growth Opportunities Fund
Class A
Period Ended 7/31/2015(b)	$10.00	(0.03)	1.22	1.19	0.00	0.00	0.00
Class C
Period Ended 7/31/2015(b)	$10.00	(0.07)	1.21	1.14	0.00	0.00	0.00
Class I
Period Ended 7/31/2015(b)	$10.00	0.00	1.21	1.21	0.00	0.00	0.00

(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	The US Growth Opportunities Fund commenced operations on December 18, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Not annualized for periods less than one year.

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(e)

$9.51	(0.23)%	$958	1.15%	1.09%	2.02%	129%
10.06	1.75	1,136	1.15	1.80	2.33	97

$9.50	(1.04)%	$1,082	1.90%	0.33%	2.77%	129%
10.06	1.29	1,006	1.90	1.02	3.07	97

$9.50	(0.07)%	$24,850	0.90%	1.34%	1.76%	129%
10.06	1.91	26,125	0.90	2.04	2.07	97

$11.19	11.90%	$1,617	1.20%	(0.46)%	3.21%	12%

$11.14	11.40%	$11	1.95%	(1.00)%	4.64%	12%

$11.21	12.10%	$5,770	0.95%	0.01%	3.39%	12%

More information about the Funds is available free upon request, including the following:

Annual/Semi-Annual Reports
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds’ investments is available in the Funds’ semi-annual and annual reports. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information
Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).
You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services.

By mail
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet
You may also find more information about the Funds on the Internet at: http://www.henderson.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.
You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

By electronic request
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

In person
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

Via the internet
on the EDGAR Database at http://www.sec.gov
SEC file number: 811-10399